UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08081

Name of Fund: BlackRock MuniHoldings Fund, Inc. (MHD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2024

Date of reporting period: 07/31/2024

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2024
2024 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
BlackRock Municipal Income Trust (BFK)
BlackRock Municipal Income Trust II (BLE)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniVest Fund, Inc. (MVF)
BlackRock MuniVest Fund II, Inc. (MVT)
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2024

Municipal Market Conditions
Municipals struggled at the start of the period as recent monetary policy tightening—in which the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate to 5.25%−5.50%—weighed on the market. However, after the Fed paused in September, falling inflation and weakening economic growth quickly led to more dovish expectations, causing a strong interest rate rally into year-end. As a result, municipals posted their strongest performance since the mid-1980s during the fourth quarter of 2023. Since, economic data has weakened slower than expected and the Fed has remained on hold, prompting mixed performance and increased volatility throughout most of 2024. Lower-rated credits and the long-end of the yield curve performed best during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2024
6	months:	1.02%
12	months:	3.74%
During the 12-months ended July 31, 2024, municipal bond funds experienced net outflows totaling $12 billion (based on data from the Investment Company Institute), as demand shifted from funds to individual bonds and ETFs. At the same time, the market absorbed $434 billion in issuance, a large increase from the $323 billion issued during the prior 12-month period, boosted by increased borrowing needs from issuers on the back of slowing revenue growth, less fiscal stimulus, and pent-up demand.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2023, to July 31, 2024, yields on AAA-rated 30-year municipal bonds increased by 17 basis points (bps) from 3.51% to 3.68%, ten-year yields increased by 25 bps from 2.57% to 2.82%, five-year yields increased by 9 bps from 2.66% to 2.75%, and two-year yields decreased by 15 bps from 3.00% to 2.85% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 32 bps to a slope of 83 bps, significantly steeper than the U.S. Treasury curve.
Outperformance throughout the period kept relative valuations at historically rich levels, and municipal-to-Treasury ratios ended well through their five-year averages across the curve, limiting interest from crossover investors.
Financial Conditions of Municipal Issuers
With reserves at all-time highs, debt service burden near a 50-year low, and a strong equity market fortifying pension plans, states are well-positioned to weather a potential economic slowdown. Tax receipts have normalized with two consecutive quarters of positive growth; however, expenditures remain elevated due to inflation. Forty-six states began their new fiscal year in July, with only three states—Massachusetts, Pennsylvania, and South Carolina—starting without a budget, though none experienced significant disruptions. We believe the fundamental outlook remains stable for states. Local governments and school districts are particularly well situated since they continue to benefit from the strength in the U.S. residential housing market.
Regarding revenue sectors, no subsector is immune to an economic contraction; however, most municipal issuers are ultra-defensive since they provide essential services and can raise user fees or taxes to cover operations. Across all municipal sectors, borrowing has increased dramatically in 2024, primarily as issuers address deferred maintenance. With the uncertainty surrounding the election, we anticipate the spike in issuance will continue, providing better options in the second half of 2024 to buy solid credits in the primary market or discounted names in the secondary market.
The opinions expressed are those of BlackRock as of July 31, 2024 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)
 The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares" or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
Investment Objective
BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Fund”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in securities rated investment grade at the time of investment. The Fund may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On October 30, 2023, the Board of Directors of the Fund and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) announced the withdrawal of the merger proposal that was previously approved by the Boards pursuant to which the Fund would have been merged into MYI, with MYI continuing as the surviving fund.
Fund Information
Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of July 31, 2024 ($12.19)(a)	5.61%
Tax Equivalent Yield(b)	9.48%
Current Monthly Distribution per Common Share(c)	$0.057000
Current Annualized Distribution per Common Share(c)	$0.684000
Leverage as of July 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 12.19	$ 11.75	3.74%	$ 12.51	$ 9.60
Net Asset Value	13.07	13.21	(1.06)	13.34	11.54
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.28%	0.59%	3.71%
Fund at Market Price(a)(b)	9.34	0.03	3.45
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to the Fund’s performance. In terms of credit tiers, AA rated bonds were the most notable contributors due to their large weighting in the New York municipal market. BBB rated securities, which consisted mainly of holdings in the transportation and higher education sectors, also performed well. Holdings in the tax-backed sector further contributed, as did positions in Puerto Rico. Yield curve positioning also helped performance. A large percentage of the Fund is held in longer-maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.) The Fund’s cash position had not material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	24.3%
County/City/Special District/School District	20.8
Corporate	15.5
Utilities	9.9
Health	8.4
State	7.4
Housing	6.1
Education	5.2
Tobacco	2.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	4.2%
2025	1.9
2026	3.7
2027	10.7
2028	6.2

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	5.1%
AA/Aa	43.3
A	32.4
BBB/Baa	7.4
BB/Ba	3.1
B	1.5
N/R(e)	7.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock Municipal Income Trust (BFK)
Investment Objective
BlackRock Municipal Income Trust’s (BFK) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of July 31, 2024 ($10.23)(a)	5.87%
Tax Equivalent Yield(b)	9.92%
Current Monthly Distribution per Common Share(c)	$0.050000
Current Annualized Distribution per Common Share(c)	$0.600000
Leverage as of July 31, 2024(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.23	$ 10.11	1.19%	$ 10.45	$ 8.59
Net Asset Value	11.43	11.66	(1.97)	11.66	10.38
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock Municipal Income Trust (BFK)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	3.27%	0.17%	2.94%
Fund at Market Price(a)(b)	6.60	(1.65)	2.50
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand trends.
The Fund’s positions in higher-quality, investment-grade bonds with longer duration characteristics provided positive returns. (Duration is a measure of interest rate sensitivity.) On the other hand, securities with lower duration, higher coupons, and shorter call dates underperformed.
All sectors delivered positive returns in the period, but the transportation and corporate-backed sectors made the most significant contributions due to their large weightings in the portfolio.
The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. The Fund continued to use U.S. Treasury futures on a limited basis in an effort to mitigate interest rate risk. This aspect of its strategy had a minimal effect on results. The Fund reduced the extent of the risk-management strategy throughout the course of the period and was not employing it as of July 31, 2024.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock Municipal Income Trust (BFK)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	23.1%
County/City/Special District/School District	21.5
Corporate	13.8
State	13.1
Utilities	9.8
Health	7.6
Tobacco	6.4
Housing	2.9
Education	1.8

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	7.8%
2025	3.8
2026	7.7
2027	8.8
2028	16.8

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	16.1%
AA/Aa	36.4
A	31.3
BBB/Baa	6.3
BB/Ba	2.5
B	0.7
N/R(e)	6.7

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock Municipal Income Trust II (BLE)
Investment Objective
BlackRock Municipal Income Trust II’s (BLE) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of July 31, 2024 ($10.86)(a)	5.75%
Tax Equivalent Yield(b)	9.71%
Current Monthly Distribution per Common Share(c)	$0.052000
Current Annualized Distribution per Common Share(c)	$0.624000
Leverage as of July 31, 2024(d)	32%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.054000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.86	$ 10.45	3.92%	$ 10.91	$ 8.81
Net Asset Value	12.15	12.09	0.50	12.37	10.63
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock Municipal Income Trust II (BLE)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.93%	0.86%	3.21%
Fund at Market Price(a)(b)	9.54	(1.54)	2.71
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand trends.
The Fund benefited from the contribution from income at a time of elevated yields, as well as tightening credit spreads. Together, these factors helped offset the adverse effect of rising U.S. Treasury yields. (Prices and yields move in opposite directions.)
Positions in lower-quality securities and longer-dated bonds (those with maturities of 20 to 25 years) also contributed positively. In terms of sectors, corporate-backed and transportation issues made the largest contributions. The Fund’s use of U.S. Treasury futures to mitigate interest rate risk further enhanced results.
While holdings in high yield municipals made a meaningful contribution overall, there were several individual positions that detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. The Fund’s cash position had no material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock Municipal Income Trust II (BLE)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	23.3%
County/City/Special District/School District	16.5
Corporate	11.4
Health	10.9
Housing	10.1
Utilities	9.2
State	9.0
Education	6.5
Tobacco	3.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	7.9%
2025	0.9
2026	3.0
2027	5.1
2028	12.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	8.5%
AA/Aa	41.8
A	27.2
BBB/Baa	11.5
BB/Ba	2.3
B	0.8
N/R(e)	7.9

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniHoldings Fund, Inc. (MHD)
Investment Objective
BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of July 31, 2024 ($12.04)(a)	5.23%
Tax Equivalent Yield(b)	8.83%
Current Monthly Distribution per Common Share(c)	$0.052500
Current Annualized Distribution per Common Share(c)	$0.630000
Leverage as of July 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.059500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 12.04	$ 11.84	1.69%	$ 12.17	$ 9.96
Net Asset Value	13.61	13.62	(0.07)	13.87	11.98
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniHoldings Fund, Inc. (MHD)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.86%	0.34%	2.96%
Fund at Market Price(a)(b)	6.71	(2.42)	2.53
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, corporate-backed, and higher education issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniHoldings Fund, Inc. (MHD)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	28.4%
Corporate	13.9
County/City/Special District/School District	13.9
Health	11.0
Utilities	10.1
State	9.5
Housing	6.1
Education	5.6
Tobacco	1.5

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	6.0%
2025	1.8
2026	2.3
2027	5.7
2028	9.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	5.9%
AA/Aa	45.4
A	31.0
BBB/Baa	6.5
BB/Ba	2.4
B	1.0
N/R(e)	7.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock MuniVest Fund, Inc. (MVF)
Investment Objective
BlackRock MuniVest Fund, Inc.’s (MVF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of July 31, 2024 ($7.35)(a)	4.90%
Tax Equivalent Yield(b)	8.28%
Current Monthly Distribution per Common Share(c)	$0.030000
Current Annualized Distribution per Common Share(c)	$0.360000
Leverage as of July 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.036000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 7.35	$ 6.83	7.61%	$ 7.41	$ 5.85
Net Asset Value	8.05	7.90	1.90	8.17	7.08
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniVest Fund, Inc. (MVF)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	6.78%	0.90%	2.98%
Fund at Market Price(a)(b)	12.77	(0.46)	2.50
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, corporate-backed, and healthcare issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniVest Fund, Inc. (MVF)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	26.3%
State	15.2
Health	13.0
Corporate	12.8
County/City/Special District/School District	11.2
Education	9.5
Utilities	4.4
Housing	4.0
Tobacco	3.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	10.8%
2025	6.8
2026	2.5
2027	13.4
2028	8.4

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	2.9%
AA/Aa	49.9
A	24.6
BBB/Baa	7.1
BB/Ba	3.9
B	2.0
N/R(e)	9.6

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniVest Fund II, Inc. (MVT)
Investment Objective
BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of July 31, 2024 ($11.04)(a)	5.49%
Tax Equivalent Yield(b)	9.27%
Current Monthly Distribution per Common Share(c)	$0.050500
Current Annualized Distribution per Common Share(c)	$0.606000
Leverage as of July 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.054000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.04	$ 10.66	3.56%	$ 11.10	$ 9.02
Net Asset Value	12.40	12.36	0.32	12.63	10.88
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniVest Fund II, Inc. (MVT)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.47%	0.66%	3.01%
Fund at Market Price(a)(b)	8.88	(1.81)	1.99
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand trends.
The Fund benefited from the contribution from income at a time of elevated yields, as well as tightening credit spreads. Together, these factors helped offset the adverse effect of rising U.S. Treasury yields. (Prices and yields move in opposite directions.)
Positions in lower-quality securities and longer-dated bonds (those with maturities of 20 to 25 years) also contributed positively. In terms of sectors, corporate-backed and transportation issues made the largest contributions. The Fund’s use of U.S. Treasury futures to mitigate interest rate risk further enhanced results.
While holdings in high yield municipals made a meaningful contribution overall, there were several individual positions that detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. The Fund’s cash position had no material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniVest Fund II, Inc. (MVT)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	25.5%
County/City/Special District/School District	14.8
Health	12.3
Utilities	11.5
Corporate	11.4
State	9.3
Housing	7.7
Education	3.9
Tobacco	3.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	6.4%
2025	1.9
2026	1.0
2027	6.7
2028	10.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.7%
AA/Aa	40.8
A	30.2
BBB/Baa	8.0
BB/Ba	2.2
B	1.6
N/R(e)	9.5

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock MuniYield Quality Fund II, Inc. (MQT)
Investment Objective
BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of July 31, 2024 ($10.52)(a)	5.59%
Tax Equivalent Yield(b)	9.44%
Current Monthly Distribution per Common Share(c)	$0.049000
Current Annualized Distribution per Common Share(c)	$0.588000
Leverage as of July 31, 2024(d)	32%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.051000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.52	$ 10.17	3.44%	$ 10.60	$ 8.60
Net Asset Value	11.65	11.71	(0.51)	11.90	10.33
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Quality Fund II, Inc. (MQT)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.87%	0.92%	3.39%
Fund at Market Price(a)(b)	9.03	0.67	3.31
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, corporate-backed, and higher education issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Quality Fund II, Inc. (MQT)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	33.4%
County/City/Special District/School District	15.1
Corporate	12.8
Utilities	9.3
State	9.0
Health	8.8
Education	6.5
Housing	4.0
Tobacco	1.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	4.0%
2025	3.8
2026	6.8
2027	6.4
2028	8.6

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	4.9%
AA/Aa	42.4
A	33.4
BBB/Baa	5.5
BB/Ba	1.8
B	0.2
N/R(e)	11.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of total investments.

Fund Summary

Schedule of Investments
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 3.5%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,195	$ 1,199,135
Series A, 5.25%, 01/01/54	760	818,061
Series A, 5.25%, 05/01/55	405	443,463
Series F, 5.50%, 11/01/53	735	782,611
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	1,505	1,641,893
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	900	972,914
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,265	1,391,670
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	670	720,627
		7,970,374
Arizona — 3.8%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	215	215,141
Series G, 5.00%, 07/01/47	430	413,709
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	910	940,711
Maricopa County Industrial Development Authority, RB, Series 2019F, 4.00%, 01/01/45	750	734,723
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,173,778
5.00%, 12/01/37	4,585	5,047,357
		8,525,419
Arkansas — 1.2%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	1,450	1,432,554
AMT, Sustainability Bonds, 5.70%, 05/01/53	380	401,888
City of Benton Arkansas Sales & Use Tax, RB, (AGM), 4.00%, 06/01/39	755	754,958
		2,589,400
California — 10.7%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	335	347,071
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	295	299,057
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	2,475	2,763,842
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(e)	12,000	7,236,900
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/25(d)	4,000	4,954,766
Series B, Election 2006, 0.00%, 08/01/30(e)	2,270	1,902,192
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,205	1,197,654
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/33(d)(f)	4,200	4,584,908
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/56	685	715,614
		24,002,004
Colorado — 0.8%
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	1,550	1,732,417
Security	Par (000)	Value
Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	$130	$ 143,238
4.25%, 07/15/53	175	176,956
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,390	1,409,057
		1,729,251
District of Columbia — 2.2%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,110	1,236,018
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.25%, 10/01/48	455	489,228
Series A, AMT, 5.25%, 10/01/53	665	712,735
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB, Series B, 2nd Lien, (AGM-CR), 0.00%, 10/01/40(e)	1,800	938,194
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/56	1,520	1,511,916
		4,888,091
Florida — 13.9%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,725	2,893,549
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(b)	100	100,416
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/47	1,305	1,371,019
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	615	572,265
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	475	490,603
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,350	1,328,380
County of Miami-Dade Florida, RB(e)
0.00%, 10/01/32	5,000	3,776,831
0.00%, 10/01/33	15,375	11,149,861
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	325	342,479
Series A-1, AMT, (AGM), 4.00%, 10/01/45	695	657,370
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/46	420	142,457
Series A-2, 0.00%, 10/01/47	680	218,277
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	165	184,820
Florida Development Finance Corp., RB, 6.50%, 06/30/57(b)	198	140,087
Florida Development Finance Corp., Refunding RB, AMT, (AGM), 5.25%, 07/01/53	2,590	2,712,233
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/47	1,130	1,157,856
Hillsborough County Aviation Authority, ARB, Class A, AMT, 5.00%, 10/01/48	1,840	1,875,021
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	190	203,150

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	$1,590	$ 1,687,733
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	195	202,173
		31,206,580
Georgia — 1.5%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	480	502,909
Development Authority for Fulton County, RB, 4.00%, 07/01/49	145	138,339
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	175	172,787
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	780	734,149
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	205	224,752
Series A, 5.00%, 06/01/53(a)	565	598,394
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	310	330,706
Series A, 5.00%, 01/01/59	770	786,528
		3,488,564
Hawaii — 0.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	785	807,552
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	1,395	1,180,857
		1,988,409
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	275	279,790
Illinois — 5.4%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,238,954
Series D, 5.00%, 12/01/46	1,635	1,637,709
Series H, 5.00%, 12/01/36	375	383,300
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/34	370	379,134
Series D, 5.00%, 12/01/26	675	690,896
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	620	644,741
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	695	756,853
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	470	510,338
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	945	948,670
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	820	795,905
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	590	603,286
State of Illinois, GO
5.00%, 02/01/39	1,000	1,001,094
5.50%, 05/01/39	1,610	1,770,441
Series C, 5.00%, 12/01/48	740	783,419
		12,144,740
Security	Par (000)	Value
Indiana — 0.6%
Indianapolis Local Public Improvement Bond Bank, RB, Series F1, Subordinate, (BAM), 5.00%, 03/01/53	$1,255	$ 1,342,875
Kentucky — 1.3%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	135	135,082
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Convertible, 6.45%, 07/01/34	1,000	1,171,383
Convertible, 6.60%, 07/01/39	1,395	1,627,773
		2,934,238
Louisiana — 1.4%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	425	448,256
5.25%, 10/01/53	915	956,834
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	995	1,074,681
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/45	700	700,503
		3,180,274
Maryland — 0.6%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	260,161
5.25%, 07/01/44	260	260,107
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	705	736,108
		1,256,376
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	912,777
Series A, 5.00%, 01/01/47	1,010	1,018,068
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,330,525
5.00%, 04/15/40	600	600,572
		3,861,942
Michigan — 3.0%
Michigan Finance Authority, RB
4.00%, 02/15/50	1,040	974,646
4.00%, 02/15/44	420	408,446
Series A, 4.00%, 11/15/50	295	275,659
Sustainability Bonds, 5.50%, 02/28/57	115	126,759
Michigan State Building Authority, Refunding RB, Series II, 5.25%, 04/15/59	310	341,175
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 5.10%, 12/01/37	1,560	1,684,523
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,705	1,736,533
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	400	392,797
5.00%, 11/15/46	655	721,689
		6,662,227
Minnesota — 2.1%
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,758,401
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	305	305,486
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota (continued)
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	$460	$ 466,945
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54	1,550	1,685,318
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	390	411,066
		4,627,216
Missouri — 1.7%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series C, 5.00%, 11/15/47	1,220	1,245,167
Kansas City Industrial Development Authority, ARB, Series B, AMT, 5.00%, 03/01/39	575	599,856
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 11/01/49(c)	2,020	2,012,036
		3,857,059
Nebraska — 0.3%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	600	603,889
Nevada — 0.1%
State of Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	125	125,428
New Hampshire — 0.4%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	309	303,745
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	505	479,559
Series C, AMT, 4.88%, 11/01/42	220	211,803
		995,107
New Jersey — 4.4%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	165	176,647
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	1,510	18,649
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	990	997,872
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/27(f)	160	169,727
AMT, (AGM), 5.13%, 07/01/42	300	300,289
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	680	669,396
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series K, Sustainability Bonds, 4.55%, 10/01/44	260	263,347
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/38	290	290,391
Series AA, 4.00%, 06/15/40	820	824,839
Series AA, 5.00%, 06/15/45	1,990	2,037,445
Series AA, 5.00%, 06/15/46	600	603,218
Series BB, 4.00%, 06/15/50	1,200	1,144,443
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(e)	1,600	1,041,515
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	240	254,879
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB (continued)
Series A, 5.00%, 06/15/37	$480	$ 540,457
Series A, 5.25%, 06/15/42	190	212,560
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	405	400,277
		9,945,951
New York — 11.7%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,715,527
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	765	793,422
Series C-1, 5.00%, 11/15/56	320	324,945
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,700	1,776,572
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	550	581,834
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	810	860,920
New York City Housing Development Corp., RB, M/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	810	814,289
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	685	696,116
New York City Municipal Water Finance Authority, RB, Sub-Series CC-1, 5.25%, 06/15/54	225	249,934
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/44	215	232,896
New York City Transitional Finance Authority, RB, Series B, Subordinate, 5.00%, 05/01/48	1,915	2,082,592
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,300	1,300,292
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	797,944
New York Liberty Development Corp., Refunding RB
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	1,785	1,379,435
Series A, Sustainability Bonds, 3.00%, 11/15/51	560	428,194
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	205	197,677
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/54	605	581,063
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	400	429,585
AMT, 5.63%, 04/01/40	420	456,077
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	945	992,649
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	1,545	1,623,775
AMT, Sustainability Bonds, 5.50%, 06/30/60	1,270	1,349,100
Port Authority of New York & New Jersey, ARB, AMT, 5.00%, 11/01/49	1,330	1,371,745
Port Authority of New York & New Jersey, Refunding ARB, Series 197, AMT, 5.00%, 11/15/35	220	224,297
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	2,105	2,083,625
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	1,645	1,747,485
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,173,779
		26,265,769

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
North Carolina — 0.9%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.50%, 07/01/47	$1,410	$ 1,420,606
North Carolina Housing Finance Agency, RB, S/F Housing, Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	455	457,450
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	145	162,207
		2,040,263
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	820	826,563
Ohio — 1.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,795	1,660,945
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	20	19,186
Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 09/01/49(c)	1,025	1,029,331
		2,709,462
Oklahoma — 0.1%
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	315	313,194
Pennsylvania — 5.9%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	875	903,834
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	1,625	1,653,051
Mckeesport Area School District, Refunding GO, (FGIC SAW), 0.00%, 10/01/31(e)(i)	500	390,096
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	1,585	1,597,194
AMT, 5.50%, 06/30/41	810	887,198
AMT, 5.75%, 06/30/48	700	756,924
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	811,003
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	1,185	1,187,358
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	1,780	1,796,862
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	370	380,411
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,030	2,905,119
		13,269,050
Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,579,661
Series A-1, Restructured, 5.00%, 07/01/58	5,324	5,341,677
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,438,069
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	4,770	1,584,001
		9,943,408
Security	Par (000)	Value
Rhode Island — 1.4%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series A, Sustainability Bonds, (GNMA), 4.60%, 10/01/49	$3,260	$ 3,259,399
South Carolina — 3.3%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	520	559,834
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	755	674,093
Series A, 5.50%, 11/01/50	1,030	1,157,154
Series A, 5.50%, 11/01/54	310	346,370
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	2,110	1,923,821
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	305	338,086
Series A, 4.00%, 12/01/55	2,500	2,278,092
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	100	106,338
		7,383,788
Tennessee — 2.3%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	135	146,115
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	885	907,801
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	180	195,271
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.25%, 10/01/58	725	736,140
Series A, 5.00%, 10/01/45	1,000	998,440
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	910	951,079
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	950	1,026,311
Tennessee Housing Development Agency, RB, S/F Housing
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.45%, 07/01/44	100	100,130
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.60%, 07/01/49	100	100,135
		5,161,422
Texas — 14.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	380	390,009
7.88%, 11/01/62	330	345,878
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	795	848,758
City of Galveston Texas Wharves & Terminal Revenue, ARB(c)
Series A, AMT, 1st Lien, 08/01/43	100	108,708
Series A, AMT, 1st Lien, 08/01/44	100	108,442
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	100	100,523
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	2,360	2,534,465
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/40	$475	$ 467,107
Sub-Series A, AMT, 4.00%, 07/01/48	400	368,764
Fort Bend Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 08/15/49	315	304,164
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	2,175	2,117,238
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38(e)	5,000	2,383,502
Humble Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	4,500	4,822,971
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(e)(f)	550	329,886
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(f)	16,780	8,834,239
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	825	814,327
Series B, Refunding RB, 5.00%, 01/01/48	510	519,341
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	435	468,745
Spring Branch Independent School District, GO, (PSF- GTD), 4.00%, 02/01/48	405	395,368
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	465	428,405
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 10/01/49(c)	100	104,439
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,315	1,412,854
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,560	1,572,951
Texas Transportation Commission State Highway 249 System, RB, CAB(e)
0.00%, 08/01/35	420	262,871
0.00%, 08/01/36	235	139,968
0.00%, 08/01/37	305	172,097
0.00%, 08/01/38	315	168,415
0.00%, 08/01/44	950	363,181
0.00%, 08/01/45	1,800	653,204
		31,540,820
Utah — 0.8%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	120	124,001
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/51	425	441,369
Series A, AMT, 5.25%, 07/01/53	440	468,480
Utah Charter School Finance Authority, Refunding RB
5.25%, 06/15/37(b)	205	197,908
(UT CSCE), 4.00%, 04/15/42	600	570,074
		1,801,832
Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	285	284,992
Security	Par (000)	Value
Virginia — 0.8%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	$293	$ 299,001
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/30(d)	702	516,920
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	1,008,344
		1,824,265
Washington — 1.1%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	625	636,599
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	1,815	1,898,240
		2,534,839
Wisconsin — 0.6%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	125	117,860
Class A, 6.13%, 06/15/57	140	127,851
Series A, 5.00%, 06/01/36(b)	100	94,831
Series A, 5.00%, 06/01/51(b)	320	275,459
Series A, 5.00%, 06/01/61(b)	405	332,301
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	424,889
		1,373,191
Total Municipal Bonds — 111.4% (Cost: $236,662,147)		250,469,878
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
Alabama(a) — 6.9%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	3,300	3,644,616
Series C-1, 5.25%, 02/01/53	6,771	7,203,708
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	4,091	4,551,593
		15,399,917
Arizona — 1.8%
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.00%, 01/01/48	3,610	3,956,014
Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,200	3,466,328
District of Columbia — 2.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,102	2,111,257
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	3,560	3,689,221
		5,800,478
Georgia — 1.2%
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	2,481	2,652,684

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois — 2.9%
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	$4,302	$ 4,677,110
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,711	1,812,960
		6,490,070
Massachusetts — 2.2%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/52	2,440	2,637,483
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,151	2,242,334
		4,879,817
Michigan — 0.9%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,148	2,048,359
New York — 2.2%
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.15%, 11/01/38	1,506	1,506,526
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,590	1,569,302
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,740	1,851,986
		4,927,814
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	1,830	2,002,982
South Carolina — 1.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	3,981	4,330,467
Tennessee — 1.8%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,891	4,127,537
Texas — 5.0%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	1,280	1,374,625
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	1,410	1,581,182
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	3,120	3,368,398
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	2,251	2,390,937
Texas Water Development Board, RB, 4.80%, 10/15/52	2,470	2,600,488
		11,315,630
Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,840	2,733,781
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.0% (Cost: $71,241,002)		74,131,878
Total Long-Term Investments — 144.4% (Cost: $307,903,149)		324,601,756

Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(k)(l)	3,462,584	$ 3,462,930
Total Short-Term Securities — 1.5% (Cost: $3,462,930)		3,462,930
Total Investments — 145.9% (Cost: $311,366,079)		328,064,686
Liabilities in Excess of Other Assets — 0.0%		(264,054)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.7)%		(35,184,602)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.2)%		(67,800,000)
Net Assets Applicable to Common Shares — 100.0%		$ 224,816,030

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 755,448	$ 2,707,626 (a)	$ —	$ (117)	$ (27)	$ 3,462,930	3,462,584	$ 224,518	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	37	09/19/24	$ 4,152	$ (117,233)
U.S. Long Bond	26	09/19/24	3,155	(102,246)
5-Year U.S. Treasury Note	24	09/30/24	2,597	(56,312)
				$ (275,791)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 275,791	$ —	$ 275,791

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (518,121)	$ —	$ (518,121)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (243,571)	$ —	$ (243,571)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$7,145,188
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 250,469,878	$ —	$ 250,469,878
Municipal Bonds Transferred to Tender Option Bond Trusts	—	74,131,878	—	74,131,878
Short-Term Securities
Money Market Funds	3,462,930	—	—	3,462,930
	$3,462,930	$324,601,756	$—	$328,064,686
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (275,791)	$ —	$ —	$ (275,791)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(34,892,828)	$—	$(34,892,828)
VMTP Shares at Liquidation Value	—	(67,800,000)	—	(67,800,000)
	$—	$(102,692,828)	$—	$(102,692,828)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.8%
Alabama Corrections Institution Finance Authority, RB, 5.25%, 07/01/47	$870	$ 956,448
Black Belt Energy Gas District, RB(a)
Series B, 5.25%, 12/01/53	5,455	5,897,714
Series C, 5.50%, 10/01/54	10,000	11,044,292
Series F, 5.50%, 11/01/53	795	846,498
Energy Southeast A Cooperative District, RB(a)
Series B, 5.25%, 07/01/54	6,575	7,107,678
Series B-1, 5.75%, 04/01/54	5,940	6,608,386
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	1,345	1,446,633
		33,907,649
Arizona — 4.8%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	3,335	3,743,104
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,400	3,382,273
Salt Verde Financial Corp., RB
5.00%, 12/01/32	8,000	8,575,546
5.00%, 12/01/37	7,460	8,212,276
		23,913,199
Arkansas — 1.1%
Arkansas Development Finance Authority, RB
AMT, 4.75%, 09/01/49(b)	4,665	4,663,719
AMT, Sustainability Bonds, 5.70%, 05/01/53	855	904,249
		5,567,968
California — 4.9%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	750	777,024
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	585	593,045
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	2,970	2,971,830
City of Long Beach California Harbor Revenue, ARB, Series B, AMT, Sustainability Bonds, 5.00%, 05/15/43	2,000	2,053,333
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	2,325	2,462,851
Riverside County Transportation Commission, RB, CAB(d)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,367,939
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,713,428
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,119,152
San Marcos Unified School District, GO, CAB(d)
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,535,522
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,674,703
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	3,000	3,105,528
		24,374,355
Colorado — 4.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/43	10,000	10,368,254
Series A, AMT, 5.00%, 12/01/48	5,055	5,215,012
Security	Par (000)	Value
Colorado (continued)
City & County of Denver Colorado Airport System Revenue, Refunding ARB (continued)
Series D, AMT, 5.75%, 11/15/45	$835	$ 930,780
Denver City & County School District No. 1, GO, (SAW), 4.00%, 12/01/45	5,000	5,015,907
		21,529,953
Delaware — 0.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	2,935	2,949,504
District of Columbia — 5.1%
District of Columbia Income Tax Revenue, RB
Series A, 5.00%, 07/01/47	2,050	2,228,009
Series C, 4.00%, 05/01/45	2,480	2,491,319
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	19,290	19,965,572
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	1,000	1,075,227
		25,760,127
Florida — 1.5%
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	4,760	4,792,853
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	210	209,528
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	410	438,375
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(e)(f)	3,159	2,116,314
		7,557,070
Georgia — 1.9%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	9,000	9,531,948
Illinois — 4.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,065	1,065,223
Series C, 5.25%, 12/01/35	2,905	2,914,301
Series D, 5.00%, 12/01/46	3,805	3,811,310
Series H, 5.00%, 12/01/36	920	940,362
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	915	937,588
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/47	5,205	5,245,382
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/44	2,000	1,982,150
State of Illinois, GO, 5.00%, 02/01/39	2,990	2,993,270
		19,889,586
Indiana — 1.1%
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/42	5,570	5,665,071
Iowa — 0.7%
University of Iowa Facilities Corp., RB
5.00%, 06/01/47	1,890	2,078,411
5.00%, 06/01/48	1,190	1,305,917
		3,384,328

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Kentucky — 2.5%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	$9,000	$ 9,028,895
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(g)	2,325	2,695,539
Kentucky State Property & Building Commission, RB, Series A, 5.50%, 11/01/42	875	1,004,722
		12,729,156
Maryland — 1.5%
Washington Suburban Sanitary Commission, RB, (GTD), 4.00%, 06/01/46	7,380	7,366,250
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	1,815	1,867,291
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	4,245	4,469,175
Nauset Regional School District, Refunding GO, 4.00%, 05/15/45	2,980	2,954,878
		9,291,344
Michigan — 7.0%
Lansing Community College, GOL, 5.00%, 05/01/44	5,070	5,327,137
Michigan Finance Authority, RB, 5.00%, 11/01/44	5,000	5,031,594
Michigan Finance Authority, Refunding RB, Series MI1, 5.00%, 12/01/48	2,000	2,061,289
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	6,300	6,363,517
Series I, 4.00%, 10/15/46	3,230	3,197,893
Series I, 5.00%, 10/15/46	1,000	1,019,013
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	10,000	10,148,353
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,120	2,159,207
		35,308,003
Minnesota — 0.6%
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	2,940	2,990,513
Nevada — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
New Hampshire(b) — 0.4%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	755	716,964
Series C, AMT, 4.88%, 11/01/42	1,585	1,525,940
		2,242,904
New Jersey — 10.4%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(e)(f)	3,680	45,448
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	2,035	2,051,182
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,415	3,734,592
Series EEE, 5.00%, 06/15/48	11,690	12,115,718
AMT, 5.38%, 01/01/43	2,285	2,285,421
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	5,623	5,737,280
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 07/01/44	475	475,293
Security	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, Subordinate, 5.00%, 12/01/52	$2,485	$ 2,541,537
New Jersey Transportation Trust Fund Authority, RB, Series S, 5.00%, 06/15/46	2,800	2,913,213
South Jersey Port Corp., ARB
Series A, 5.00%, 01/01/49	2,500	2,575,925
Series B, AMT, 5.00%, 01/01/42	4,000	4,111,905
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,075	3,150,802
Sub-Series B, 5.00%, 06/01/46	10,180	10,226,423
		51,964,739
New York — 9.9%
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	3,210	3,354,585
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,545	1,642,125
New York City Municipal Water Finance Authority, RB, Series GG, 5.00%, 06/15/48	3,000	3,196,296
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series D-1, 5.25%, 11/01/48	5,000	5,500,360
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	775	776,479
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,100	3,100,696
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/51	6,395	6,014,105
New York Liberty Development Corp., Refunding RB(b)
Class 1, 5.00%, 11/15/44	6,230	6,229,832
Class 2, 5.38%, 11/15/40	1,655	1,658,084
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/44	1,610	1,677,758
Series B, 5.00%, 02/15/35	7,500	7,557,014
New York State Dormitory Authority, Refunding RB, Series E, 4.00%, 03/15/44	1,520	1,519,365
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/45	1,835	1,796,936
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	915	993,597
Series A, AMT, 5.00%, 07/01/46	1,165	1,164,988
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	2,125	2,232,147
Port Authority of New York & New Jersey, Refunding RB, 4.00%, 09/01/39	1,110	1,132,830
		49,547,197
Ohio — 4.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,780	3,497,700
North Ridgeville City School District, GO, 5.00%, 12/01/47	650	679,037
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 09/01/44(c)	15,000	15,027,644
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	1,390	1,442,719
		20,647,100
Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,735	1,783,350
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania — 2.1%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	$5,000	$ 5,086,312
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,725	4,827,579
Montgomery County Higher Education and Health Authority, Refunding RB, 5.00%, 09/01/48	715	729,195
		10,643,086
Puerto Rico — 5.4%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,810	3,015,365
Series A-1, Restructured, 5.75%, 07/01/31	2,536	2,806,540
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	4,010,137
Series A-1, Restructured, 5.00%, 07/01/58	10,387	10,421,487
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,277,300
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	10,165	3,375,549
		26,906,378
South Carolina — 1.4%
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.50%, 11/01/48	3,900	4,411,335
Series A, 5.50%, 11/01/49	2,500	2,822,145
		7,233,480
Tennessee — 4.8%
City of Memphis Tennessee Electric System Revenue, RB, Series A, 4.00%, 12/01/45	1,500	1,508,063
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	2,545	2,631,664
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	6,590	6,658,137
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series B, Subordinate, (AGM), 5.25%, 07/01/48	2,900	3,167,793
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,260	7,519,944
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 3A, Sustainability Bonds, 6.25%, 01/01/54	2,180	2,373,141
		23,858,742
Texas — 18.5%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	845	867,258
7.88%, 11/01/62	720	754,643
Arlington Independent School District, Refunding GO, (PSF-GTD), 4.00%, 02/15/48	6,000	5,846,177
Canutillo Independent School District, GO, Series A, (PSF-GTD), 4.00%, 02/15/49	5,000	4,868,766
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	3,630	3,758,720
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/46	3,550	3,670,406
City of Houston Texas, GOL, Series A, 4.13%, 03/01/51	1,600	1,539,612
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series C, 5.50%, 02/01/49	6,000	6,809,821
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 08/15/49	5,000	4,805,780
Security	Par (000)	Value
Texas (continued)
County of Harris Texas, GOL, 09/15/49(c)	$7,000	$ 6,747,916
Crosby Independent School District, GO, (PSF-GTD), 4.00%, 02/15/48	4,365	4,259,908
Dallas Fort Worth International Airport, Refunding ARB, Series B, 5.00%, 11/01/47	1,625	1,741,706
Dallas Fort Worth International Airport, Refunding RB, 4.00%, 11/01/45	1,065	1,040,208
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	470,294
Harris County Municipal Utility District No. 534, GO
(AGM), 5.00%, 09/01/47	1,750	1,823,289
(BAM), 5.00%, 09/01/47	1,100	1,146,067
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(h)	6,000	2,767,880
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,646,383
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,973,083
Little Elm Independent School District, GO, (PSF-GTD), 5.00%, 08/15/46	3,170	3,282,966
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(h)	15,200	7,100,148
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	3,900	3,984,260
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.75%, 03/01/54	4,910	5,316,574
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,310	2,329,177
Texas Water Development Board, RB
4.00%, 10/15/44	2,500	2,507,436
4.00%, 10/15/45	4,000	3,973,475
Thrall Independent School District, GO, (PSF-GTD), 5.25%, 02/15/48	3,525	3,861,461
		92,893,414
Utah — 0.4%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	280	289,335
County of Utah, RB, Series A, 4.00%, 05/15/43	1,500	1,500,746
		1,790,081
Washington — 0.6%
Washington Health Care Facilities Authority, RB, Series A, 5.00%, 08/15/45	3,000	3,010,653
Wisconsin — 1.3%
University of Wisconsin Hospitals & Clinics, RB, Series A, Sustainability Bonds, 5.00%, 04/01/49	1,630	1,749,389
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 11/15/39	5,000	4,924,865
		6,674,254
Total Municipal Bonds — 110.0% (Cost: $533,119,424)		551,011,391
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
California — 7.2%
City of Los Angeles Department of Airports, ARB
Series B, AMT, 5.00%, 05/15/46	8,800	8,893,093
Sub-Series A, AMT, 5.00%, 05/15/42	11,420	11,678,965
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/48	14,500	15,349,435
		35,921,493

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado — 2.5%
Denver City & County School District No. 1, GO, Series A, (SAW), 5.00%, 12/01/45	$11,625	$ 12,681,692
Illinois — 2.6%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/41	13,000	13,258,026
Indiana — 2.5%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series A, 5.00%, 02/01/49	11,970	12,445,603
Massachusetts — 2.1%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 09/01/51	10,000	10,663,740
Michigan — 2.2%
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/46	10,000	11,018,160
Nevada — 4.1%
County of Clark Nevada, GOL, Series A, 5.00%, 05/01/48	19,650	20,364,620
New Jersey — 2.1%
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/48	10,000	10,479,892
New York — 6.5%
New York City Municipal Water Finance Authority, RB, Series DD1, 5.00%, 06/15/48	10,000	10,350,995
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.25%, 06/15/46	10,000	11,259,262
New York State Urban Development Corp., Refunding RB, 5.00%, 03/15/47	10,535	11,245,786
		32,856,043
Oregon — 2.8%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	12,705	13,905,948
South Carolina — 3.5%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	16,400	17,656,293
Texas — 2.6%
Texas Water Development Board, RB, Series A, 5.25%, 10/15/51	11,775	13,002,491
Washington — 4.4%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	10,975	11,147,807
State of Washington, GO, Series C, 5.00%, 02/01/47	10,000	10,776,588
		21,924,395
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.1% (Cost: $218,987,134)		226,178,396
Total Long-Term Investments — 155.1% (Cost: $752,106,558)		777,189,787

Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(j)(k)	2,742,290	$ 2,742,564
Total Short-Term Securities — 0.5% (Cost: $2,742,524)		2,742,564
Total Investments — 155.6% (Cost: $754,849,082)		779,932,351
Liabilities in Excess of Other Assets — (3.4)%		(17,069,899)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.5)%		(107,580,708)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.7)%		(154,100,000)
Net Assets Applicable to Common Shares — 100.0%		$ 501,181,744

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust (BFK)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 24,056,456	$ —	$ (21,314,991)(a)	$ 1,070	$ 29	$ 2,742,564	2,742,290	$ 482,638	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 490,770	$ —	$ 490,770
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (321,145)	$ —	$ (321,145)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$9,293,660
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 551,011,391	$ —	$ 551,011,391
Municipal Bonds Transferred to Tender Option Bond Trusts	—	226,178,396	—	226,178,396
Short-Term Securities
Money Market Funds	2,742,564	—	—	2,742,564
	$2,742,564	$777,189,787	$—	$779,932,351
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(106,689,984)	$—	$(106,689,984)
VMTP Shares at Liquidation Value	—	(154,100,000)	—	(154,100,000)
	$—	$(260,789,984)	$—	$(260,789,984)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 2.9%
Black Belt Energy Gas District, RB, 4.00%, 10/01/52(a)	$2,925	$ 2,935,121
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	4,580	4,996,591
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,287,157
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	5,290	5,329,979
Series A-1, 5.50%, 01/01/53	1,960	2,108,104
		16,656,952
Arizona — 2.7%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	225	209,350
Series A, 5.00%, 07/01/49	210	201,383
Series A, 5.00%, 07/01/54	165	157,000
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50(b)	1,185	1,186,339
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	1,740	1,952,924
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	100	93,068
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,825	1,815,485
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	350	335,495
Maricopa County Industrial Development Authority, RB, 6.38%, 07/01/58(b)	620	635,164
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	820	833,576
Salt Verde Financial Corp., RB
5.00%, 12/01/32	5,635	6,040,400
5.00%, 12/01/37	2,000	2,201,683
		15,661,867
Arkansas — 0.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	1,920	1,896,900
AMT, 4.75%, 09/01/49(b)	1,175	1,174,677
AMT, Sustainability Bonds, 5.70%, 05/01/53	975	1,031,161
		4,102,738
California — 4.6%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	335	335,028
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	2,315	2,839,727
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	855	885,808
California Health Facilities Financing Authority, Refunding RB, Sustainability Bonds, 5.00%, 08/01/55	1,500	1,551,395
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	660	669,076
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	706,395
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	205	205,018
Series A, 5.25%, 08/15/49	510	510,352
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	2,130	2,131,312
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(b)	1,700	1,704,720
Security	Par (000)	Value
California (continued)
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.25%, 05/15/47	$4,265	$ 4,604,767
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	1,265	1,340,003
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	2,405	2,458,083
Riverside County Transportation Commission, Refunding RB, Class B1, Senior Lien, 4.00%, 06/01/46	2,255	2,192,699
San Marcos Unified School District, GO, CAB(d)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,256,291
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,189,854
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	830	831,831
		26,412,359
Colorado — 1.4%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	250	240,734
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	1,290	1,206,833
Series D, AMT, 5.75%, 11/15/45	1,315	1,465,840
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/38(d)	1,835	992,346
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	595	666,560
5.50%, 11/01/47	370	413,544
5.25%, 11/01/52	920	992,212
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	495	514,313
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,350,516
		7,842,898
District of Columbia — 5.1%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	2,590	2,884,043
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,630	9,967,261
District of Columbia, Refunding RB, 5.00%, 10/01/48	2,525	2,554,656
District of Columbia, TA, 5.13%, 06/01/41	540	540,530
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	5,280	5,677,198
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	5,985	5,614,359
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, Sustainability Bonds, 4.00%, 07/15/46	1,310	1,271,933
Series A, Sustainability Bonds, 4.13%, 07/15/47	1,285	1,280,473
		29,790,453
Florida — 6.1%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,460	2,612,158
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	190	177,285
Series A, 5.50%, 06/01/57	100	95,784
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	180	180,888
5.00%, 05/01/48	530	517,146
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	$2,920	$ 3,338,004
City of Tampa Florida, RB, CAB, Series A, 0.00%, 09/01/45(d)	6,275	2,327,120
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	2,230	2,322,433
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	1,455	1,505,907
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	5,330	5,709,533
(AGM), 5.75%, 09/01/54	955	1,069,714
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	5,675	5,175,780
Florida Development Finance Corp., RB
6.50%, 06/30/57(b)	496	350,219
Series A, 5.00%, 06/15/56	115	114,741
AMT, 5.00%, 05/01/29(b)	180	182,888
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/50(b)	105	100,486
Florida State Board of Governors, RB, Series A, (BAM), 4.25%, 10/01/48	7,000	6,927,664
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	181,749
5.38%, 05/01/47	185	186,018
6.30%, 05/01/54	475	507,874
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	242,744
4.00%, 05/01/50	260	215,343
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(e)(f)	1,670	1,118,935
		35,160,413
Georgia — 2.8%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	435	429,500
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	325	358,495
Series A, 5.00%, 05/15/49	7,195	7,888,263
Series B, 5.00%, 12/01/52(a)	5,000	5,252,823
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	1,870	1,966,218
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/51	520	474,233
		16,369,532
Hawaii — 0.2%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	250	250,154
AMT, 5.25%, 08/01/26	810	810,486
		1,060,640
Idaho — 0.4%
Idaho Housing & Finance Association, RB, 5.50%, 05/01/52	1,250	1,318,005
Idaho Housing & Finance Association, Refunding RB, 4.00%, 05/01/52	1,095	973,813
		2,291,818
Illinois — 9.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,035	1,080,783
Series A, 5.00%, 12/01/40	535	550,500
Series A, 5.00%, 12/01/47	100	101,273
Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO (continued)
Series C, 5.25%, 12/01/35	$2,790	$ 2,798,933
Series D, 5.00%, 12/01/46	3,605	3,610,982
Series H, 5.00%, 12/01/36	495	505,955
Chicago Board of Education, Refunding GO
Series D, 5.00%, 12/01/27	1,600	1,657,868
Series D, 5.00%, 12/01/31	150	154,209
Series G, 5.00%, 12/01/34	710	727,527
Chicago O’Hare International Airport, ARB, Class A, AMT, Senior Lien, 5.50%, 01/01/55	2,565	2,730,325
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, 5.00%, 12/01/46	1,385	1,407,274
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/48	2,665	2,908,064
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/48	5,125	5,614,973
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/37	480	486,932
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 07/15/47	3,920	3,745,820
Series C, 4.00%, 02/15/41	1,405	1,374,090
Series C, 5.00%, 02/15/41	1,600	1,632,850
Illinois Housing Development Authority, RB, S/F Housing
Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	3,300	3,550,909
Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	1,830	1,995,271
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	2,745	2,806,814
Series A, 5.50%, 06/15/53	280	284,630
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM- TCRS), 0.00%, 12/15/56(d)	2,165	479,428
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	1,680	1,611,766
Series B, (AGM), 0.00%, 06/15/44(d)	8,680	3,667,032
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, 0.00%, 12/15/54(d)	3,020	706,112
State of Illinois, GO
5.25%, 02/01/31	730	731,253
5.25%, 02/01/32	2,500	2,504,300
5.00%, 02/01/39	1,640	1,641,794
Series B, 5.25%, 05/01/43	1,115	1,215,132
Series D, 5.00%, 11/01/28	505	529,661
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	180	189,657
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,360	1,361,589
		54,363,706
Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	400	400,342
Kentucky — 2.4%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,115	1,155,526
Kentucky Economic Development Finance Authority, Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/24(d)	5,000	4,972,555

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Kentucky (continued)
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	$6,085	$ 6,104,536
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(g)	1,655	1,918,760
		14,151,377
Louisiana — 0.8%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,000	1,001,301
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	2,705	2,828,672
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	995	1,003,075
		4,833,048
Maryland — 0.3%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	134,233
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	1,550	1,630,003
		1,764,236
Massachusetts — 2.0%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,810	1,959,899
Series C, 5.00%, 10/01/52	1,875	2,015,490
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	4,555	4,591,387
Massachusetts Development Finance Agency, Refunding RB
5.00%, 01/01/41	525	525,920
5.00%, 01/01/45	375	375,658
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	645	644,177
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,220	1,284,427
		11,396,958
Michigan — 2.9%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,009
City of Lansing Michigan, Refunding GO, Series B, (AGM), 5.00%, 06/01/48	3,450	3,674,878
Lansing Board of Water & Light, Refunding RB, Series A, 5.25%, 07/01/54	5,195	5,737,486
Michigan Finance Authority, RB, 4.00%, 02/15/50	5,250	4,920,090
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	555	530,450
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,680	1,711,070
		16,578,983
Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	5,685	5,535,083
Series A, 5.25%, 02/15/53	615	625,987
Series A, 5.25%, 02/15/58	3,050	3,102,403
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	1,495	1,575,755
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	2,015	2,151,403
		12,990,631
Security	Par (000)	Value
Mississippi — 0.2%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	$1,190	$ 1,193,453
Missouri — 1.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 07/01/46	1,830	1,784,269
Series C, 4.00%, 11/15/49	3,455	3,194,134
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	3,435	3,518,935
St Louis County Industrial Development Authority, Refunding RB, 5.00%, 09/01/37	500	502,614
		8,999,952
Nevada — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
New Hampshire(b) — 0.4%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,350	1,281,988
Series C, AMT, 4.88%, 11/01/42	1,260	1,213,051
		2,495,039
New Jersey — 11.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	2,390	2,396,994
5.25%, 11/01/44	2,250	2,251,910
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(e)(f)	645	7,966
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(h)	1,375	1,498,075
5.00%, 06/15/43	2,335	2,441,833
Series EEE, 5.00%, 06/15/48	6,405	6,638,252
AMT, (AGM), 5.00%, 01/01/31	530	530,465
AMT, 5.38%, 01/01/43	1,500	1,500,277
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,570	1,588,908
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(h)	775	821,652
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	5,254	5,360,771
5.75%, 04/01/31	705	724,185
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	4,980	4,853,343
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,810	1,664,446
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	536,394
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	415	417,861
Series AA, 4.00%, 06/15/50	1,730	1,685,225
Series BB, 5.00%, 06/15/46	3,465	3,752,609
Series S, 5.25%, 06/15/43	1,145	1,211,191
Series S, 5.00%, 06/15/46	4,980	5,181,358
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	7,330	7,579,216
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	$5,385	$ 5,873,804
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	275	281,779
Series A, 5.25%, 06/01/46	4,140	4,285,893
Sub-Series B, 5.00%, 06/01/46	2,760	2,772,586
		65,856,993
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	96,601
New York — 15.8%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	514,329
City of New York, GO
Series A-1, 4.00%, 09/01/46	1,550	1,537,309
Series B, 5.25%, 10/01/39	1,030	1,173,656
Series B, 5.25%, 10/01/40	790	895,643
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 5.00%, 11/15/25	100	102,312
Series C-1, Sustainability Bonds, 5.00%, 11/15/26	65	67,668
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	6,795	7,101,062
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	575	608,281
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	1,760	1,709,636
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	1,080	1,182,936
Sub-Series CC-1, 5.25%, 06/15/54	1,075	1,194,131
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	7,250	7,335,957
Series DD, 4.13%, 06/15/47	3,430	3,470,909
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, Subordinate, 4.00%, 08/01/48	2,240	2,190,013
Series B-1, Subordinate, 4.00%, 08/01/48	2,500	2,459,555
Series F-1, Subordinate, 5.00%, 02/01/47	3,260	3,516,922
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,100	3,100,696
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	4,910	4,909,867
Class 2, 5.38%, 11/15/40(b)	1,175	1,177,189
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,040	1,559,850
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	1,270	981,447
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,200	1,208,711
Series A, 4.00%, 03/15/47	3,830	3,780,143
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	4,625	4,481,703
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/45	6,575	6,438,612
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	1,050	1,140,194
AMT, 5.00%, 12/01/40	2,250	2,366,476
Series A, AMT, 5.00%, 07/01/46	1,600	1,599,983
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,910	2,006,306
AMT, 4.00%, 10/31/46	425	375,516
AMT, Sustainability Bonds, (AGM), 5.00%, 06/30/49	1,880	1,967,109
AMT, Sustainability Bonds, 5.50%, 06/30/54	2,525	2,690,766
Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, ARB, Series 218, AMT, 4.00%, 11/01/47	$380	$ 355,333
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,150	1,137,387
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	6,855	6,780,287
Series A, 5.25%, 05/15/52	900	984,878
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.00%, 05/15/47	6,930	7,490,688
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	190	186,110
		91,779,570
North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	2,210	2,353,811
North Dakota — 0.9%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,060,064
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	3,985	4,016,893
		5,076,957
Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	915	854,033
Series B-2, Class 2, 5.00%, 06/01/55	3,565	3,298,757
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	435	446,557
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	590	662,231
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	2,415	2,293,690
		7,555,268
Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,640	1,685,702
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	240	238,624
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	1,435	1,444,878
		3,369,204
Oregon — 2.0%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	1,445	782,161
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 30A, AMT, Sustainability Bonds, 07/01/49(c)	9,940	10,702,795
		11,484,956
Pennsylvania — 3.6%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/48	535	578,381
Montgomery County Higher Education and Health Authority, Refunding RB, 5.00%, 09/01/48	385	392,644
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	205	211,435
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	3,680	3,708,311

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.75%, 06/30/48	$1,405	$ 1,519,255
AMT, 5.25%, 06/30/53	2,330	2,405,625
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	480,594
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	3,695	3,656,191
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	2,990	2,898,387
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,500	2,571,364
Series A, Subordinate, 4.00%, 12/01/46	2,065	2,005,751
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	440	466,279
		20,894,217
Puerto Rico — 4.6%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	1,596	1,766,567
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,908	5,858,529
Series A-1, Restructured, 5.00%, 07/01/58	11,913	11,952,554
Series A-2, Restructured, 4.78%, 07/01/58	3,256	3,209,290
Series B-2, Restructured, 4.78%, 07/01/58	159	157,228
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	12,023	3,992,546
		26,936,714
Rhode Island — 0.0%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	250	239,272
South Carolina — 2.3%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	335	299,101
Series A, 5.50%, 11/01/46	2,640	2,996,786
Series A, 5.50%, 11/01/48	1,890	2,137,801
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/43	2,430	2,497,725
Series A, 5.00%, 05/01/48	3,395	3,464,540
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/51	1,785	1,866,991
		13,262,944
Tennessee — 1.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/49	445	371,963
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/35	950	1,045,773
Series B, AMT, 5.50%, 07/01/36	795	890,131
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	3,130	3,381,425
		5,689,292
Texas — 16.7%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	965	990,419
7.88%, 11/01/62	815	854,214
Security	Par (000)	Value
Texas (continued)
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	$1,980	$ 2,050,211
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	425	427,223
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	5,180	5,562,936
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	595	595,405
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	470	525,847
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	1,065	1,030,802
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	230	230,175
Clifton Higher Education Finance Corp., Refunding RB, Series A, (PSF-GTD), 4.13%, 08/15/49	2,595	2,539,933
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 08/15/49	3,750	3,604,335
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	890	901,252
Crowley Independent School District, GO, (PSF-GTD), 5.00%, 02/01/48	3,455	3,741,635
Cypress-Fairbanks Independent School District, GO, (PSF-GTD), 4.00%, 02/15/48	1,415	1,375,572
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	2,975	3,211,854
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(h)	2,300	1,126,626
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	13,075	6,374,658
Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38	4,750	2,264,327
Hutto Independent School District, GO, (PSF-GTD), 5.00%, 08/01/48	200	216,723
Klein Independent School District, GO, (PSF-GTD), 4.00%, 08/01/47	3,455	3,375,918
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(h)	10,540	5,842,571
New Caney Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	1,575	1,539,391
New Caney Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/48	11,750	12,747,187
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	180	177,420
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(d)(h)	640	321,405
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	2,610	2,576,236
Port Authority of Houston of Harris County Texas, ARB
4.00%, 10/01/46	2,110	2,084,713
1st Lien, 5.00%, 10/01/48	1,470	1,598,855
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,280	1,359,801
Series A, 4.00%, 07/01/53	1,435	1,322,067
Series A, 5.00%, 07/01/53	880	922,637
Series B, 5.00%, 07/01/48	4,955	5,092,399
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	86,888
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 5.00%, 09/01/48	3,650	3,776,033
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,110	3,135,819
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Texas State University System, Refunding RB, 4.00%, 03/15/49	$4,690	$ 4,572,767
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/40	500	238,431
0.00%, 08/01/41	2,000	901,554
0.00%, 08/01/42	2,345	1,000,055
Texas Water Development Board, RB
4.45%, 10/15/36	675	732,543
4.00%, 10/15/45	1,810	1,797,997
Waller Consolidated Independent School District, GO, Series A, (PSF-GTD), 4.00%, 02/15/48	1,710	1,654,002
Waxahachie Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	2,515	2,432,070
		96,912,906
Utah — 1.2%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	305	315,169
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/48	955	969,989
Series A, AMT, 5.25%, 07/01/48	5,235	5,603,119
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	100	100,503
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	135	135,668
		7,124,448
Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	180	169,846
Virginia — 1.1%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	416	424,521
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/30(g)	997	734,145
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,010	988,764
Virginia Housing Development Authority, RB, M/F Housing
Series A, 4.60%, 09/01/49	2,330	2,361,404
Series G, 5.05%, 11/01/47	1,825	1,913,668
		6,422,502
Washington — 0.7%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,615	1,640,430
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/43(b)	2,165	2,143,873
		3,784,303
West Virginia — 0.1%
City of Martinsburg West Virginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	501,284
Wisconsin — 1.9%
Public Finance Authority, RB
Series A, 5.00%, 07/01/55(b)	120	111,993
Series A-1, 4.50%, 01/01/35(b)	200	199,792
AMT, Sustainability Bonds, 4.00%, 09/30/51	5,615	4,797,471
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,835	1,530,957
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	120	103,894
Security	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	$3,280	$ 3,055,403
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	720	752,449
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	660	661,365
		11,213,324
Total Municipal Bonds — 114.8% (Cost: $648,588,173)		665,341,796
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama(a) — 3.6%
Black Belt Energy Gas District, RB
Series B, 5.25%, 12/01/53	12,500	13,514,469
Series C-1, 5.25%, 02/01/53	6,702	7,130,200
		20,644,669
California — 1.8%
California Community Choice Financing Authority, RB, Series E-1, Sustainability Bonds, 5.00%, 02/01/54(a)	10,000	10,685,336
Colorado — 1.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	7,685	8,324,740
District of Columbia — 0.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,361	2,371,475
Florida — 3.2%
City of Melbourne Florida Water & Sewer Revenue, RB, 5.00%, 11/15/50	6,910	7,489,639
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,364	10,834,587
		18,324,226
Michigan — 2.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	12,964	13,578,244
Missouri — 1.2%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 11/01/49(c)	6,920	6,892,715
Nebraska — 1.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	5,240	5,518,976
New York — 7.3%
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48(j)	5,540	5,619,605
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.15%, 11/01/38	4,810	4,810,623
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	9,510	10,570,239
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/46	8,820	9,219,426

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	$2,820	$ 2,617,713
Port Authority of New York & New Jersey, Refunding ARB, Series 234, AMT, 5.25%, 08/01/47	8,838	9,503,469
		42,341,075
Oregon — 2.2%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	11,628	12,727,235
Pennsylvania — 4.9%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	11,111	12,117,537
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	8,620	8,701,660
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/47	7,107	7,836,461
		28,655,658
South Carolina — 0.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	4,842	5,267,281
Wisconsin — 1.0%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.10%, 11/01/43	2,658	2,533,804
Series A, 4.45%, 05/01/57	3,322	3,167,255
		5,701,059
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.2% (Cost: $176,603,347)		181,032,689
Total Long-Term Investments — 146.0% (Cost: $825,191,520)		846,374,485

	Shares
Short-Term Securities
	Money Market Funds — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(k)(l)	3,533,872	3,534,225
	Total Short-Term Securities — 0.6% (Cost: $3,533,165)	3,534,225
	Total Investments — 146.6% (Cost: $828,724,685)	849,908,710
	Liabilities in Excess of Other Assets — (0.2)%	(746,437)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%	(95,290,790)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.0)%	(174,100,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 579,771,483

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on November 1, 2041, is $2,903,806. See Note 4 of the Notes
to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 37,886,667	$ —	$ (34,353,243)(a)	$ 3,130	$ (2,329)	$ 3,534,225	3,533,872	$ 893,267	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 2,460,561	$ —	$ 2,460,561
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (592,079)	$ —	$ (592,079)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 665,341,796	$ —	$ 665,341,796
Municipal Bonds Transferred to Tender Option Bond Trusts	—	181,032,689	—	181,032,689
Short-Term Securities
Money Market Funds	3,534,225	—	—	3,534,225
	$3,534,225	$846,374,485	$—	$849,908,710

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Trust II (BLE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(94,485,499)	$—	$(94,485,499)
VMTP Shares at Liquidation Value	—	(174,100,000)	—	(174,100,000)
	$—	$(268,585,499)	$—	$(268,585,499)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 4.9%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$2,450	$ 2,637,169
Series A, 5.25%, 05/01/55	1,275	1,396,087
Series F, 5.50%, 11/01/53	1,115	1,187,227
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	9,590	9,712,412
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	4,715	5,143,870
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	2,825	3,053,869
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	1,890	2,032,815
Series B, 5.00%, 01/01/54	4,595	4,872,862
Series B-1, 5.00%, 05/01/53	4,510	4,708,192
		34,744,503
Arizona — 2.5%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	575	535,006
Series A, 5.00%, 07/01/49	550	527,433
Series A, 5.00%, 07/01/54	425	404,394
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	130	130,085
Series G, 5.00%, 07/01/47	435	418,519
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	2,425	2,721,747
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	65	60,494
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	2,120	2,108,947
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(b)	400	400,372
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	300	291,240
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	775	787,831
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	3,751,802
5.00%, 12/01/37	5,235	5,762,904
		17,900,774
Arkansas — 1.4%
Arkansas Development Finance Authority, RB
AMT, 4.75%, 09/01/49(b)	4,235	4,233,837
AMT, Sustainability Bonds, 5.70%, 05/01/53	1,170	1,237,393
City of Benton Arkansas Sales & Use Tax, RB, (AGM), 4.00%, 06/01/39	505	504,972
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	740	740,413
City of Springdale Arkansas Sales & Use Tax Revenue, RB, Series B, (BAM), 4.13%, 08/01/47	3,085	3,026,465
		9,743,080
California — 4.8%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,025	1,061,933
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 08/15/48	3,675	3,653,897
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	825	836,345
Security	Par (000)	Value
California (continued)
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	$800	$ 813,283
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	185,016
Series A, 5.25%, 08/15/49	460	460,317
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,755	1,756,081
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	830	879,212
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	1,650	1,842,561
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(e)	8,000	4,824,600
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/25(d)	2,605	3,226,791
Series B, Election 2006, 0.00%, 08/01/30(e)	1,500	1,256,955
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/33(d)(f)	2,800	3,056,606
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/47	1,515	1,549,010
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,150	2,246,088
San Diego Unified School District, GO(e)(g)
Class A, 0.00%, 07/01/29	5,315	4,548,116
Series A, 0.00%, 07/01/29	685	586,164
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	922,030
		33,705,005
Colorado — 2.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	1,160	1,293,060
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB(e)
Series A-2, 0.00%, 08/01/37	1,490	850,249
Series A-2, 0.00%, 08/01/38	915	494,821
Colorado Educational & Cultural Facilities Authority, RB, 5.50%, 07/01/40	2,510	2,515,300
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	480	536,490
5.25%, 11/01/52	1,000	1,078,491
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	4,415	4,587,255
Series A, 4.00%, 11/15/46	1,610	1,570,531
Series A, 4.00%, 08/01/49	1,950	1,847,602
Series A, 4.00%, 11/15/50	1,480	1,410,836
		16,184,635
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	390	429,715
4.25%, 07/15/53	525	530,868
		960,583
Delaware — 0.5%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	335,354
Series A, 5.00%, 07/01/53	775	775,768
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	2,180	2,200,276
		3,311,398

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
District of Columbia — 4.6%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	$3,490	$ 3,886,221
District of Columbia, Refunding RB, 5.00%, 10/01/48	1,695	1,714,907
District of Columbia, TA, 5.13%, 06/01/41	1,195	1,196,174
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/39	1,060	1,056,262
Series A, AMT, 5.25%, 10/01/48	1,395	1,499,941
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(e)	10,170	6,928,394
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(e)	13,485	8,781,026
Series B, Subordinate, 4.00%, 10/01/49	2,000	1,876,143
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/56	4,780	4,754,577
Series A, Sustainability Bonds, 4.00%, 07/15/46	875	849,574
		32,543,219
Florida — 6.2%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	585	586,164
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	305	293,585
Series A, 5.00%, 06/01/45	480	447,878
Series A, 5.50%, 06/01/57	170	162,832
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/47	4,115	4,323,177
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	1,290	1,323,501
City of Tampa Florida, RB, Series B, 5.00%, 07/01/50	2,685	2,781,346
Collier County Industrial Development Authority, RB, Series A, (AGM), 5.00%, 10/01/49	2,500	2,660,597
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/49	1,000	1,038,454
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	4,695	4,849,220
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/28	2,650	2,659,328
County of Miami-Dade Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,180	2,061,967
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/46	885	300,177
Series A-2, 0.00%, 10/01/47	1,040	333,836
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	500	560,060
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	430	349,968
Florida Development Finance Corp., RB
6.50%, 06/30/57(b)	612	431,937
Series A, 5.00%, 06/15/56	75	74,831
AMT, 5.00%, 05/01/29(b)	270	274,333
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/50(b)	270	258,393
AMT, (AGM), 5.25%, 07/01/53	8,095	8,477,037
Hillsborough County Aviation Authority, ARB, Class A, AMT, 5.00%, 10/01/48	1,730	1,762,928
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	570	609,449
Orange County Health Facilities Authority, RB
5.00%, 10/01/47	1,500	1,553,760
Security	Par (000)	Value
Florida (continued)
Orange County Health Facilities Authority, RB (continued)
Series A, 5.00%, 10/01/53	$1,075	$ 1,141,077
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	1,185	1,131,050
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	220	192,710
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(h)(i)	800	536,091
Trout Creek Community Development District, SAB
4.00%, 05/01/40	630	576,875
4.00%, 05/01/51	1,050	877,923
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	600	622,071
Westside Community Development District, SAB, 4.00%, 05/01/50	815	666,603
		43,919,158
Georgia — 2.5%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	1,520	1,592,544
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	3,165	2,985,406
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	2,615	2,469,985
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	535	528,235
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,460	1,374,175
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	7,815	8,276,908
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/59	480	490,303
		17,717,556
Hawaii — 0.1%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	425	425,262
AMT, 5.25%, 08/01/26	460	460,276
		885,538
Idaho — 0.4%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	855	869,893
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	2,000	2,004,308
		2,874,201
Illinois — 8.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,760	1,837,854
Series A, 5.00%, 12/01/40	1,410	1,450,851
Series A, 5.00%, 12/01/42	1,480	1,480,311
Series C, 5.25%, 12/01/35	2,655	2,663,501
Series D, 5.00%, 12/01/46	3,480	3,485,774
Series H, 5.00%, 12/01/36	585	597,947
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/27	500	518,084
Series C, 5.00%, 12/01/34	475	486,726
Series G, 5.00%, 12/01/34	315	322,776
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	2,240	2,261,316
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/47	$2,480	$ 2,499,240
Chicago O’Hare International Airport, Refunding ARB, Series A, AMT, Senior Lien, 4.38%, 01/01/53	1,390	1,312,414
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	885	962,092
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	1,445	1,569,018
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/37	820	831,842
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 07/15/47	1,485	1,419,016
Series C, 4.00%, 02/15/41	1,945	1,902,210
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	5,625	5,669,346
Series B, 5.00%, 01/01/40	2,250	2,282,051
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	2,370	2,423,369
Metropolitan Pier & Exposition Authority, Refunding RB(e)
Series B, (AGM), 0.00%, 06/15/44	3,765	1,590,596
Series B, (AGM), 0.00%, 06/15/47	22,775	8,126,699
State of Illinois, GO
5.25%, 02/01/31	1,485	1,487,549
5.25%, 02/01/32	2,365	2,369,068
5.00%, 02/01/39	1,910	1,912,089
5.50%, 05/01/39	795	874,224
Series B, 5.25%, 05/01/41	1,770	1,950,478
Series B, 5.25%, 05/01/49	1,875	2,038,046
Series D, 5.00%, 11/01/28	900	943,950
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,226,431
		58,494,868
Indiana — 1.0%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	425	437,688
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 07/01/49	2,475	2,473,535
Indianapolis Local Public Improvement Bond Bank, RB, Series F1, Subordinate, (BAM), 5.00%, 03/01/53	3,950	4,226,578
		7,137,801
Kentucky — 1.0%
Fayette County School District Finance Corp., RB
5.00%, 06/01/44	860	926,885
(BAM-TCRS), 5.00%, 06/01/46	760	816,899
(BAM-TCRS), 5.00%, 06/01/47	1,155	1,238,371
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	735	761,714
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Convertible, 6.45%, 07/01/34	500	585,691
Convertible, 6.60%, 07/01/39	830	968,496
Convertible, 6.75%, 07/01/43	1,770	2,052,088
		7,350,144
Louisiana — 2.0%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53	995	980,353
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,501,951
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	1,330	1,402,777
Security	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, RB (continued)
5.25%, 10/01/53	$2,810	$ 2,938,472
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,643,597
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	2,990	3,229,445
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/45	2,200	2,201,580
		13,898,175
Maryland — 0.6%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	170,106
5.25%, 07/01/44	170	170,070
Maryland Health & Higher Educational Facilities Authority, RB
Series B, 4.00%, 04/15/50	1,645	1,593,075
Series C, 5.00%, 05/15/45	2,125	2,175,497
		4,108,748
Massachusetts — 2.6%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,195	1,293,966
Series C, 5.00%, 10/01/52	1,240	1,332,911
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	830	829,242
Series A, 5.25%, 01/01/42	1,110	1,125,758
Series A, 5.00%, 01/01/47	5,005	5,044,982
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,103,126
5.00%, 04/15/40	400	400,381
Series A, 5.00%, 10/01/35	500	507,881
Series P, 5.45%, 05/15/59	2,010	2,231,587
Massachusetts Educational Financing Authority, Refunding RB, Series B, AMT, 3.63%, 07/01/34	30	30,149
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	3,100	3,263,708
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 5.00%, 07/01/47	1,500	1,519,960
		18,683,651
Michigan — 5.3%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,009
City of Lansing Michigan, Refunding GO, Series B, (AGM), 4.13%, 06/01/48	1,360	1,323,772
Eastern Michigan University, RB, Series A, 4.00%, 03/01/28(f)	45	46,801
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,490	1,638,999
Series B, 2nd Lien, 5.50%, 07/01/52	3,525	3,917,831
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,853,647
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,826,377
Series B, Senior Lien, 5.50%, 07/01/52	3,525	3,908,531
Michigan Finance Authority, RB
4.00%, 02/15/47	4,815	4,515,901
4.00%, 02/15/50	3,140	2,942,682
4.00%, 02/15/44	1,875	1,823,418
Sustainability Bonds, 5.50%, 02/28/57	355	391,299

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Michigan (continued)
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	$4,100	$ 3,892,570
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	710	678,594
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,795	1,828,197
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	905	888,704
5.00%, 11/15/46	1,980	2,181,596
		37,663,928
Minnesota — 1.0%
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,079,019
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,699,792
Series A, 5.25%, 02/15/53	415	422,414
Series A, 5.25%, 02/15/58	1,605	1,632,576
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	294,378
		7,128,179
Mississippi — 0.9%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,605,433
Mississippi Home Corp., RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.80%, 12/01/49	2,970	3,033,511
		6,638,944
Missouri — 1.9%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 02/15/49	1,910	1,848,243
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	3,530	3,616,256
Missouri Housing Development Commission, RB, S/F Housing
Series C, (FHLMC, FNMA, GNMA), 4.55%, 11/01/44	1,340	1,347,014
Series E, (FHLMC, FNMA, GNMA), 11/01/49(c)	6,365	6,339,903
		13,151,416
Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	60	60,355
Series B-2, 3.60%, 12/01/47	100	88,209
		148,564
Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	400	402,593
Nevada — 0.5%
Las Vegas Valley Water District, GOL, Series A, 4.00%, 06/01/51	2,690	2,598,646
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	595	621,595
5.00%, 07/01/45	420	431,790
		3,752,020
Security	Par (000)	Value
New Hampshire — 0.6%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	$972	$ 955,328
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	2,095	1,989,456
Series C, AMT, 4.88%, 11/01/42	1,140	1,097,522
		4,042,306
New Jersey — 7.3%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,268,702
5.25%, 11/01/44	1,885	1,886,600
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	660	665,248
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(f)	60	65,371
5.00%, 06/15/34	365	395,539
5.00%, 06/15/36	460	496,952
5.00%, 06/15/43	100	104,575
Class A, 5.25%, 11/01/47	4,795	5,243,740
Series B, 4.50%, 06/15/40	1,270	1,303,907
Series EEE, 5.00%, 06/15/48	4,275	4,430,684
AMT, (AGM), 5.00%, 01/01/31	790	790,693
AMT, (AGM), 5.13%, 07/01/42	200	200,192
AMT, 5.38%, 01/01/43	3,000	3,000,553
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	3,514	3,585,800
5.75%, 04/01/31	2,675	2,747,793
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/43	2,965	3,021,731
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	3,000	2,953,219
Series C, AMT, Subordinate, 5.00%, 12/01/52	3,425	3,502,923
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series K, Sustainability Bonds, 4.55%, 10/01/44	810	820,427
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/48	4,075	4,353,984
Series AA, 5.00%, 06/15/45	900	906,205
Series AA, 5.00%, 06/15/46	400	402,146
Series S, 4.13%, 06/15/39	1,040	1,051,700
Series S, 5.25%, 06/15/43	2,810	2,972,442
Series S, 5.00%, 06/15/46	2,070	2,153,697
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(e)	1,000	650,947
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/37	1,440	1,621,371
Series A, 5.25%, 06/15/42	575	643,275
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/46	650	666,023
		51,906,439
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	$200	$ 193,203
New York — 12.7%
City of New York, GO
Series A, 5.00%, 08/01/46	2,265	2,462,703
Series A, 5.00%, 08/01/48	4,750	5,144,117
Series A-1, 4.00%, 09/01/46	2,175	2,157,191
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,369,954
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	2,670	2,711,257
Series C-1, 5.25%, 11/15/56	10	10,217
Series A, Sustainability Bonds, (BAM), 4.00%, 11/15/48	2,770	2,694,660
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,950	2,037,832
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	370	391,416
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,040	1,105,379
Sub-Series B-1, Sustainability Bonds, 5.00%, 11/15/51	2,550	2,634,397
New York City Housing Development Corp., RB, M/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,565	2,578,582
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	2,165	2,200,134
New York City Municipal Water Finance Authority, RB, Sub-Series CC-1, 5.25%, 06/15/54	700	777,574
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	6,500	6,327,633
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,360	1,299,560
Series A, 6.25%, 06/01/41(b)	2,900	2,900,651
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	255	245,707
Series A-2B, 5.00%, 06/01/51	245	230,407
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	3,920	3,919,894
Class 2, 5.38%, 11/15/40(b)	1,450	1,452,702
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	4,565	3,527,800
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,685	1,288,406
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/58	1,305	1,433,682
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	1,160	1,118,563
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/54	1,895	1,820,025
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	3,000	3,001,296
Series A, 4.00%, 03/15/49	1,600	1,550,427
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/49	1,850	1,797,893
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	1,265	1,373,662
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,910	2,006,306
AMT, Sustainability Bonds, 6.00%, 06/30/54	1,935	2,106,438
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	3,880	4,077,830
AMT, Sustainability Bonds, 5.50%, 06/30/60	5,045	5,359,221
Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding ARB
Series 198, 5.25%, 11/15/56	$715	$ 732,272
AMT, 5.00%, 01/15/47	4,860	5,135,306
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	6,415	6,349,859
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	541,729
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	290	284,062
		90,156,744
North Carolina — 1.2%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.50%, 07/01/47	4,455	4,488,512
North Carolina Housing Finance Agency, RB, S/F Housing, Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	1,445	1,452,781
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 5.00%, 01/01/49	1,825	1,906,900
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	460	514,586
		8,362,779
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	2,585	2,605,688
Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	610	569,356
Series B-2, Class 2, 5.00%, 06/01/55	5,395	4,992,088
County of Franklin Ohio, RB
Series A, 4.00%, 12/01/44	365	356,857
Series A, 5.00%, 12/01/47	290	297,705
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	550	617,334
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	50	47,964
Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 09/01/49(c)	3,205	3,218,544
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,250	2,099,738
		12,199,586
Oklahoma — 0.9%
Creek County Educational Facilities Authority, RB, (BAM), 4.13%, 09/01/48	890	870,697
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,080	1,110,097
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	640	635,775
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	950	944,554
University of Oklahoma, RB, Series A, (BAM), 5.00%, 07/01/54	2,660	2,866,707
		6,427,830
Oregon — 0.0%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(e)	510	276,057

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania — 5.7%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	$1,670	$ 1,591,487
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,130	2,166,769
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	780	786,425
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	1,430	1,290,677
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	605	623,992
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	390	393,000
AMT, 5.50%, 06/30/40	2,000	2,198,654
AMT, 5.75%, 06/30/48	3,150	3,406,158
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,907,359
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	3,765	3,772,491
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	5,595	5,648,003
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,130	1,161,795
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB
Series A, 4.00%, 12/01/51	9,445	9,055,724
Series B, 4.00%, 12/01/53	1,435	1,391,032
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,387,429
Series A, Subordinate, 4.00%, 12/01/50	1,075	1,023,927
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	535	519,268
Series B, Subordinate, 4.00%, 12/01/51	610	583,964
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	1,555	1,509,446
		40,417,600
Puerto Rico — 5.3%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	3,910	4,196,551
Series A-1, Restructured, 5.75%, 07/01/31	3,524	3,899,430
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,243	9,165,602
Series A-1, Restructured, 5.00%, 07/01/58	11,123	11,159,931
Series A-2, Restructured, 4.78%, 07/01/58	2,097	2,066,917
Series B-2, Restructured, 4.78%, 07/01/58	412	407,410
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	19,562	6,496,064
		37,391,905
Rhode Island — 2.1%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing
Sustainability Bonds, (GNMA), 4.60%, 10/01/44	2,970	3,000,133
Security	Par (000)	Value
Rhode Island (continued)
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing (continued)
Series A, Sustainability Bonds, (GNMA), 4.45%, 10/01/44	$1,550	$ 1,546,347
Series A, Sustainability Bonds, (GNMA), 4.60%, 10/01/49	10,230	10,228,114
		14,774,594
South Carolina — 2.2%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	297,070
4.38%, 11/01/49	470	423,337
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,575	1,695,650
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	845	754,448
Series A, 5.50%, 11/01/50	2,755	3,095,106
Series A, 5.50%, 11/01/54	980	1,094,977
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	2,015	1,986,774
Series A, 5.00%, 05/01/43	1,680	1,726,822
Series A, 4.25%, 05/01/48	1,385	1,353,282
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	1,745	1,591,028
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	965	1,069,680
Series E, 5.00%, 12/01/48	440	441,712
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/36	175	178,420
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	205	217,992
		15,926,298
South Dakota — 0.9%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(f)	740	758,921
South Dakota Health & Educational Facilities Authority, Refunding RB, 5.00%, 07/01/46	5,205	5,276,034
		6,034,955
Tennessee — 2.8%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	430	465,401
Memphis-Shelby County Airport Authority, ARB
Series A, AMT, 5.00%, 07/01/45	3,515	3,634,695
Series A, AMT, 5.00%, 07/01/49	11,275	11,565,482
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	555	602,086
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
4.00%, 10/01/49	230	192,250
5.25%, 10/01/58	2,930	2,975,022
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tennessee (continued)
Tennessee Housing Development Agency, RB, S/F Housing
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.45%, 07/01/44	$165	$ 165,214
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.60%, 07/01/49	200	200,270
		19,800,420
Texas — 10.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,165	1,195,687
7.88%, 11/01/62	1,005	1,053,356
City of Austin Texas Airport System Revenue, ARB
AMT, 5.25%, 11/15/47	2,500	2,669,049
Series B, AMT, 5.00%, 11/15/44	1,290	1,335,744
City of Galveston Texas Wharves & Terminal Revenue, ARB(c)
Series A, AMT, 1st Lien, 08/01/43	100	108,708
Series A, AMT, 1st Lien, 08/01/44	100	108,441
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	275	276,439
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	7,425	7,973,899
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/40	1,525	1,499,658
Sub-Series A, AMT, 4.00%, 07/01/46	1,390	1,283,534
Sub-Series A, AMT, 4.00%, 07/01/48	3,420	3,152,936
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 08/15/49	7,370	7,083,719
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	5,000	4,854,666
Fort Bend Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 08/15/49	990	955,944
Gunter Independent School District, GO, (PSF-GTD), 4.00%, 02/15/53	470	444,369
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	655	637,605
Harris County Flood Control District, Refunding GOL, Series A, Sustainability Bonds, 4.00%, 09/15/48	1,340	1,302,904
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(e)	10,690	4,094,258
Hutto Independent School District, GO, (PSF-GTD), 5.00%, 08/01/48	155	167,961
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(e)(f)	370	221,924
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(f)	14,680	7,496,020
New Caney Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	2,470	2,414,156
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	455	448,478
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(e)(f)	2,415	1,212,801
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	2,835	2,798,325
Series B, Refunding RB, 5.00%, 01/01/48	1,605	1,634,396
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	1,375	1,481,666
Security	Par (000)	Value
Texas (continued)
Spring Branch Independent School District, GO, (PSF- GTD), 4.00%, 02/01/48	$1,275	$ 1,244,676
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	6,695	6,168,108
Series B, 5.00%, 07/01/48	2,000	2,055,459
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 10/01/49(c)	285	297,652
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	233,225
Texas Transportation Commission State Highway 249 System, RB, CAB(e)
0.00%, 08/01/35	270	168,988
0.00%, 08/01/36	145	86,363
0.00%, 08/01/37	195	110,029
0.00%, 08/01/38	200	106,930
0.00%, 08/01/39	1,000	506,221
0.00%, 08/01/43	795	321,538
0.00%, 08/01/44	605	231,289
0.00%, 08/01/45	1,135	411,882
Waxahachie Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	1,100	1,063,728
		70,912,731
Utah — 1.2%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	375	387,503
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/48	3,410	3,463,520
Series A, AMT, 5.00%, 07/01/51	1,340	1,391,612
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	200	201,006
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(b)	150	150,743
(UT CSCE), 4.00%, 04/15/42	400	380,049
5.00%, 06/15/55(b)	385	370,773
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	1,850	1,860,446
		8,205,652
Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	275	275,100
Virginia — 0.7%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	185	188,789
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/30(d)	444	326,941
Isle Wight County Industrial Development Authority, RB, (AGM), 5.25%, 07/01/53	1,260	1,369,752
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	375	320,383
Virginia Housing Development Authority, RB, S/F Housing, Series E-2, 4.40%, 10/01/44	365	365,765
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,330	2,345,770
		4,917,400
Washington — 1.5%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	3,120	3,169,127

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Washington (continued)
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	$5,645	$ 5,903,893
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/38	600	600,357
5.00%, 01/01/43	900	891,218
		10,564,595
West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	2,712,069
Wisconsin — 0.5%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	385	363,007
Class A, 6.13%, 06/15/57	435	397,251
Series A, 5.00%, 07/01/55(b)	300	279,984
Series A-1, 4.50%, 01/01/35(b)	215	214,776
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	305	264,065
AMT, 4.00%, 08/01/35	280	273,492
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,005	2,103,495
		3,896,070
Total Municipal Bonds — 113.5% (Cost: $776,579,671)		805,048,702
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
Alabama(a) — 5.7%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	10,400	11,486,063
Series C-1, 5.25%, 02/01/53	14,173	15,078,835
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	12,454	13,855,094
		40,419,992
Arizona — 1.8%
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.00%, 01/01/48	11,390	12,481,716
Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	10,090	10,929,767
District of Columbia — 1.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	1,300	1,305,801
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	11,190	11,596,176
		12,901,977
Florida — 1.4%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	9,064	10,249,410
Security	Par (000)	Value
Georgia — 1.4%
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)	$9,240	$ 9,846,183
Massachusetts — 1.2%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/52	7,710	8,334,015
Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,338	2,229,376
New York — 3.7%
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.15%, 11/01/38	2,710	2,710,714
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	10,990	12,037,466
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	10,070	11,192,671
		25,940,851
Oklahoma — 1.3%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	8,123	8,989,195
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	5,620	6,151,235
Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	8,294	9,067,577
South Carolina — 1.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	12,603	13,709,520
Tennessee — 1.7%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	11,643	12,350,780
Texas — 4.9%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	6,450	6,926,821
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	4,400	4,934,184
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	9,840	10,623,408
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	4,041	4,293,059
Texas Water Development Board, RB, 4.80%, 10/15/52	7,790	8,201,538
		34,979,010
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin — 0.4%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.10%, 11/01/43	$1,342	$ 1,279,613
Series A, 4.45%, 05/01/57	1,678	1,599,517
		2,879,130
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.2% (Cost: $212,036,084)		221,459,734
Total Long-Term Investments — 144.7% (Cost: $988,615,755)		1,026,508,436

	Shares
Short-Term Securities
	Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(k)(l)	3,673,871	3,674,238
	Total Short-Term Securities — 0.5% (Cost: $3,674,238)	3,674,238
	Total Investments — 145.2% (Cost: $992,289,993)	1,030,182,674
	Liabilities in Excess of Other Assets — (0.4)%	(3,155,565)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.6)%	(103,385,611)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.2)%	(214,000,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 709,641,498

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 38,863,368	$ —	$ (35,189,663)(a)	$ 3,103	$ (2,570)	$ 3,674,238	3,673,871	$ 888,113	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	107	09/19/24	$ 12,006	$ (339,025)
U.S. Long Bond	87	09/19/24	10,557	(342,132)
5-Year U.S. Treasury Note	74	09/30/24	8,008	(173,625)
				$ (854,782)

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Categorized by Risk Exposure
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 854,782	$ —	$ 854,782

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,696,800)	$ —	$ (1,696,800)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (754,905)	$ —	$ (754,905)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$21,569,559
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 805,048,702	$ —	$ 805,048,702
Municipal Bonds Transferred to Tender Option Bond Trusts	—	221,459,734	—	221,459,734
Short-Term Securities
Money Market Funds	3,674,238	—	—	3,674,238
	$3,674,238	$1,026,508,436	$—	$1,030,182,674
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (854,782)	$ —	$ —	$ (854,782)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Fund, Inc. (MHD)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(102,482,179)	$—	$(102,482,179)
VMTP Shares at Liquidation Value	—	(214,000,000)	—	(214,000,000)
	$—	$(316,482,179)	$—	$(316,482,179)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.1%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,765	$ 5,129,025
Series F, 5.50%, 11/01/53	1,590	1,692,996
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	290	299,251
5.25%, 10/01/49	1,060	1,140,933
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	945	1,021,560
Mobile County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/54	5,325	5,444,043
Southeast Energy Authority A Cooperative District, RB, Series A-2, 6.01%, 01/01/53(a)	9,645	9,843,644
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	1,610	1,625,379
		26,196,831
Arizona — 1.3%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,502,826
Series G, 5.00%, 07/01/47	715	687,911
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	895	919,429
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	700	697,023
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,805	1,987,018
		6,794,207
Arkansas — 0.9%
Arkansas Development Finance Authority, RB
AMT, 4.75%, 09/01/49(b)	3,550	3,549,025
AMT, Sustainability Bonds, 5.70%, 05/01/53	810	856,657
		4,405,682
California — 4.2%
California Community Choice Financing Authority, RB(a)
Series B-2, Sustainability Bonds, 4.06%, 02/01/52	3,500	3,162,841
Series E-2, Sustainability Bonds, 5.26%, 02/01/54	3,045	3,022,175
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	715	740,763
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	5,395	4,287,972
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	565	572,770
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	2,800	2,846,490
Poway Unified School District, Refunding GO, 0.00%, 08/01/46(d)	10,000	3,805,650
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/51	2,880	2,786,287
		21,224,948
Colorado — 1.6%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	1,025	987,009
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	3,300	3,404,459
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	395	441,487
Security	Par (000)	Value
Colorado (continued)
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	$2,000	$ 2,038,515
E-470 Public Highway Authority, Refunding RB(a)
Series B, 3.92%, 09/01/39	510	509,970
Series B, 4.34%, 09/01/39	980	962,898
		8,344,338
Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB, Series A, 5.25%, 07/01/42	3,275	3,709,513
Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	2,670	2,694,834
District of Columbia — 1.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	910	978,456
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.25%, 07/15/53	6,630	7,265,652
		8,244,108
Florida — 11.8%
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	720	723,554
5.00%, 05/01/48	2,160	2,107,614
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	3,370	3,810,883
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	3,300	3,110,142
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/34	7,000	7,003,420
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	3,300	3,172,776
Series A, AMT, 5.00%, 10/01/38	1,800	1,939,071
Series A-1, AMT, (AGM), 4.00%, 10/01/45	6,400	6,053,482
Florida Development Finance Corp., RB, 6.50%, 06/30/57(b)	426	301,189
Florida Development Finance Corp., Refunding RB, AMT, (AGM), 5.25%, 07/01/53	4,360	4,565,767
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/52	5,000	4,618,066
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	165	165,311
5.25%, 05/01/37	470	474,566
5.38%, 05/01/47	770	774,237
6.30%, 05/01/54	405	433,029
Lee County Industrial Development Authority, RB
Series B-2, 4.38%, 11/15/29	1,020	1,021,952
Series B-3, 4.13%, 11/15/29	1,060	1,062,327
Miami-Dade County Educational Facilities Authority, Refunding RB
Series A, 5.00%, 04/01/40	3,930	3,954,913
Series A, 5.00%, 04/01/45	4,625	4,652,777
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,908,597
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/48	$605	$ 589,865
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	758,442
		60,201,980
Georgia — 2.5%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	375	370,258
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	1,855	2,033,736
Series A, 5.00%, 06/01/53(a)	4,130	4,374,105
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 5.27%, 12/01/53(a)	5,565	5,861,137
		12,639,236
Illinois — 6.9%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,785	2,793,917
Series D, 5.00%, 12/01/46	3,570	3,575,923
Series H, 5.00%, 12/01/36	865	884,144
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	865	886,354
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,003,631
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	1,500	1,467,000
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	985	1,025,916
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	8,710	8,778,667
Series A, 5.00%, 01/01/45	1,000	1,064,732
Series A, 4.00%, 01/01/46	1,500	1,455,924
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM- TCRS), 0.00%, 12/15/56(d)	8,755	1,938,751
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(d)	12,215	2,970,534
State of Illinois, GO, Series D, 5.00%, 11/01/27	6,965	7,346,795
		35,192,288
Iowa — 0.3%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	1,700	1,737,181
Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,530	1,531,307
Maryland — 3.8%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	541,902
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	5,079,722
Maryland Community Development Administration, Refunding RB, S/F Housing, Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49	2,155	2,141,483
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	1,500	1,576,381
Security	Par (000)	Value
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/40	$6,350	$ 6,381,061
Maryland Stadium Authority, RB, Series A, 5.00%, 05/01/47	3,630	3,746,500
		19,467,049
Massachusetts — 1.6%
Commonwealth of Massachusetts, GOL
Series B, 3.00%, 04/01/49	2,680	2,108,616
Series D, 4.00%, 02/01/43	3,135	3,107,376
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	1,921,903
Series A, 5.00%, 01/01/47	845	851,750
		7,989,645
Michigan — 1.6%
Michigan Finance Authority, RB, 4.00%, 02/15/44	5,000	4,862,448
Michigan Finance Authority, Refunding RB, 4.00%, 09/01/46	1,200	1,113,625
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,775	1,807,827
Ottawa County Building Authority, RB, 4.00%, 05/01/47	500	497,132
		8,281,032
Minnesota — 0.7%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	695	696,107
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	2,945	3,113,926
		3,810,033
Mississippi — 1.7%
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	3,000	2,934,912
State of Mississippi Gaming Tax Revenue, RB, Series A, 4.00%, 10/15/38	5,535	5,557,600
		8,492,512
Missouri — 2.0%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	10,000	9,628,213
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.25%, 02/01/48	670	703,643
		10,331,856
Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	310	273,448
Nevada — 3.0%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,293,482
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 4.00%, 06/01/43	5,230	5,126,412
Las Vegas Valley Water District, GOL, Series A, 4.00%, 06/01/51	7,875	7,607,561
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
		15,127,444
New Hampshire — 0.2%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,116	1,097,403

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey — 7.7%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	$1,400	$ 1,401,189
New Jersey Economic Development Authority, ARB, Series A, AMT, 5.63%, 11/15/30	1,530	1,542,166
New Jersey Economic Development Authority, RB
AMT, 5.13%, 01/01/34	1,050	1,050,921
AMT, 5.38%, 01/01/43	10,000	10,001,843
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,500	2,436,417
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	470	475,182
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,040	2,008,189
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,615	2,674,495
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	3,755	3,662,607
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	780	790,473
Series AA, 5.00%, 06/15/44	4,450	4,455,226
Series S, Class BB, 4.00%, 06/15/50	1,000	970,943
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(d)	7,260	4,186,907
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,000	3,073,953
Sub-Series B, 5.00%, 06/01/46	480	482,189
		39,212,700
New York — 11.5%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	2,145	2,146,537
City of New York, GO
Series D, 4.00%, 04/01/50	2,525	2,458,712
Series F-1, 4.00%, 08/01/41	3,355	3,356,388
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,168,967
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	3,535	3,377,902
Series A, 6.25%, 06/01/41(b)	3,100	3,100,696
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	1,145	1,147,133
Series 1, 4.00%, 02/15/43	4,250	4,264,365
Series A, Sustainability Bonds, 3.00%, 11/15/51	415	317,322
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/41	3,750	3,775,989
Series A, 4.00%, 03/15/54	3,525	3,385,535
Series E, 4.00%, 03/15/49	5,000	4,949,406
New York State Thruway Authority, RB, Sustainability Bonds, 4.13%, 03/15/56	3,325	3,313,261
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	905	982,738
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,975	2,074,584
AMT, 4.00%, 04/30/53	1,175	998,606
AMT, Sustainability Bonds, 5.38%, 06/30/60	9,950	10,327,985
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,807,452
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	2,772,546
		58,726,124
Security	Par (000)	Value
North Carolina — 1.9%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.22%, 12/01/41(a)	$9,935	$ 9,933,510
North Dakota — 0.4%
City of Grand Forks North Dakota, RB
Series A, (AGM), 5.00%, 12/01/48	640	683,256
Series A, (AGM), 5.00%, 12/01/53	1,125	1,192,919
		1,876,175
Ohio — 2.7%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	950	845,205
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,795	3,511,580
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	525	589,273
Ohio Higher Educational Facility Commission, Refunding RB, Series B, 3.84%, 12/01/42(a)	4,665	4,583,795
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	4,124,819
		13,654,672
Oklahoma — 2.4%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,625	1,670,284
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	4,070	4,503,644
Series A, 4.00%, 01/01/48	6,000	5,960,391
		12,134,319
Oregon — 0.4%
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	2,000	2,028,165
Pennsylvania — 14.6%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/53	1,330	1,423,186
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	4,270	4,407,372
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB
Series B, (AGM), 4.50%, 09/01/48	2,785	2,847,254
Series B, (AGM), 5.50%, 09/01/53	5,565	6,142,532
Commonwealth of Pennsylvania, GO, Series 1, 4.00%, 03/01/38	7,250	7,312,612
Geisinger Authority, Refunding RB
4.00%, 04/01/50	5,000	4,754,258
Series A-1, 4.00%, 02/15/47	5,670	5,328,831
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,000	1,008,237
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	4,000	3,610,284
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	1,095	1,129,374
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,128,611
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	1,859,678
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	2,565	2,584,733
AMT, 5.50%, 06/30/43	985	1,064,098
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT, 4.10%, 04/01/34(a)	170	168,607
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, AMT, 3.65%, 10/01/42	3,500	3,182,081
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing (continued)
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	$8,050	$ 8,572,629
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	440	447,515
Sub-Series B-1, 5.25%, 06/01/47	5,680	5,842,139
Series A, Subordinate, 5.00%, 12/01/37	940	1,015,726
Series A-1, Subordinate, 5.00%, 12/01/46	2,555	2,577,343
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	2,440	2,585,729
Pittsburgh School District, GOL, (SAW), 3.00%, 09/01/41	2,315	1,944,724
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	710	781,677
		74,719,230
Puerto Rico — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,347,731
Series A-1, Restructured, 5.00%, 07/01/58	10,292	10,326,172
Series A-2, Restructured, 4.78%, 07/01/58	3,133	3,088,055
Series A-2, Restructured, 4.33%, 07/01/40	4,240	4,200,114
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	10,130	3,363,926
		24,325,998
South Carolina — 1.1%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,235	3,482,811
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,190	2,251,036
		5,733,847
Tennessee — 0.4%
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, (AGM), 5.25%, 07/01/48	2,010	2,209,070
Texas — 9.9%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	790	810,809
7.88%, 11/01/62	685	717,959
Aubrey Independent School District, GO, (PSF-GTD), 4.00%, 02/15/52	1,500	1,429,633
City of Austin Texas Airport System Revenue, ARB
AMT, 5.00%, 11/15/34	2,080	2,081,751
AMT, 5.00%, 11/15/52	1,550	1,610,843
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	2,135	2,136,453
City of Hutto Texas, GOL, (BAM), 4.25%, 08/01/54	2,365	2,304,726
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 4.00%, 02/01/42	5,000	4,896,669
Dallas Independent School District, Refunding GO, (PSF- GTD), 4.00%, 02/15/53	1,600	1,537,068
Del Valle Independent School District Texas, GO, (PSF- GTD), 4.00%, 06/15/47	2,795	2,720,271
Fort Worth Independent School District, GO, (PSF-GTD), 4.00%, 02/15/48	1,695	1,666,384
Gunter Independent School District, GO, (PSF-GTD), 4.00%, 02/15/53	1,575	1,489,108
Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	$5,000	$ 5,017,968
Series A, 5.00%, 01/01/43	4,210	4,365,296
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	3,070	3,261,398
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
5.00%, 11/15/40	3,250	3,153,464
5.00%, 10/01/49	3,500	3,499,981
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,740	6,167,134
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	1,315	1,415,105
		50,282,020
Utah — 1.1%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	270	279,002
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.25%, 07/01/48	1,150	1,230,867
Series A, AMT, 5.50%, 07/01/53	1,325	1,446,444
County of Utah, RB, Series B, 4.00%, 05/15/47	2,650	2,481,355
		5,437,668
Virginia — 2.1%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	724	738,829
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/30(e)	1,739	1,280,519
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,665	3,587,942
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,975	5,008,672
		10,615,962
Washington — 1.7%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 3.84%, 01/01/40(a)	1,325	1,309,054
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,295	1,315,391
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	1,450	1,476,908
Washington Health Care Facilities Authority, Refunding RB
4.00%, 09/01/50	2,000	1,824,700
Series A, 5.00%, 08/01/44	1,750	1,816,507
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	425	449,266
Series A, 5.00%, 07/01/48	400	416,402
		8,608,228
West Virginia — 0.9%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	5,000	4,778,430
Wisconsin — 0.5%
Public Finance Authority, RB(b)
Series A, 5.00%, 06/01/36	200	189,662
Series A, 5.00%, 06/01/51	680	585,351

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB(b) (continued)
Series A, 5.00%, 06/01/61	$870	$ 713,832
Public Finance Authority, Refunding RB, Series B, AMT, 5.00%, 07/01/42	1,000	1,000,258
		2,489,103
Wyoming — 0.4%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	1,690	1,591,098
Wyoming Community Development Authority, Refunding RB, S/F Housing, Series 1, 4.40%, 12/01/43	500	498,905
		2,090,003
Total Municipal Bonds — 116.9% (Cost: $585,536,202)		596,642,099
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
Massachusetts — 4.2%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/51	19,995	21,644,685
New York — 8.7%
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/63	6,627	7,255,144
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	10,000	9,823,705
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	10,000	10,347,761
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.50%, 05/15/63	16,736	16,820,060
		44,246,670
Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	600	600,057
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	10,005	10,938,609
South Carolina — 4.3%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	19,995	21,750,568
Texas — 5.6%
Harris County Health Facilities Development Corp., Refunding RB, Series B, 5.75%, 07/01/27(g)	13,000	13,527,653
North Fort Bend Water Authority, Refunding RB, Series A, 4.00%, 12/15/58	15,945	15,137,095
		28,664,748
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.0% (Cost: $124,462,805)		127,845,337
Total Long-Term Investments — 141.9% (Cost: $709,999,007)		724,487,436
Security	Par (000)	Value
Short-Term Securities
Commercial Paper — 2.2%
City of San Antonio, 3.75%, 09/20/24	$5,000	$ 5,001,091
Dallas Fort Worth International Airport, 4.00%, 08/07/24	6,000	6,000,104
		11,001,195

	Shares
	Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	500,534	500,584
	Total Short-Term Securities — 2.3% (Cost: $11,498,501)	11,501,779
	Total Investments — 144.2% (Cost: $721,497,508)	735,989,215
	Other Assets Less Liabilities — 0.8%	4,250,787
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.9)%	(76,092,856)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.1)%	(153,600,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 510,547,146

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund, Inc. (MVF)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 91,513,818	$ —	$ (91,017,131)(a)	$ 12,013	$ (8,116)	$ 500,584	500,534	$ 895,294	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 596,642,099	$ —	$ 596,642,099
Municipal Bonds Transferred to Tender Option Bond Trusts	—	127,845,337	—	127,845,337
Short-Term Securities
Commercial Paper	—	11,001,195	—	11,001,195
Money Market Funds	500,584	—	—	500,584
	$500,584	$735,488,631	$—	$735,989,215
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(75,443,088)	$—	$(75,443,088)
VMTP Shares at Liquidation Value	—	(153,600,000)	—	(153,600,000)
	$—	$(229,043,088)	$—	$(229,043,088)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 1.3%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	$405	$ 431,235
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	2,035	2,220,101
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	685	736,761
		3,388,097
Arizona — 1.0%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	760	853,001
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	90	83,761
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,685	1,676,214
		2,612,976
Arkansas — 1.1%
Arkansas Development Finance Authority, RB
AMT, 4.75%, 09/01/49(b)	2,305	2,304,367
AMT, Sustainability Bonds, 5.70%, 05/01/53	435	460,056
		2,764,423
California — 3.8%
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	920	1,128,531
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	340	344,676
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,335,811
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	145,013
Series A, 5.25%, 08/15/49	370	370,255
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,495	1,495,921
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	1,345	1,317,944
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	1,155	1,223,481
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/42(d)	2,000	971,253
Val Verde Unified School District, GO, Series G, Election 2012, (AGM), 4.00%, 08/01/48	1,520	1,525,131
		9,858,016
Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	425	473,750
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	175	195,595
5.25%, 11/01/52	360	388,257
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	450	467,557
Series A, 4.00%, 11/15/50	540	514,765
		2,039,924
Delaware — 0.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	1,500	1,507,413
District of Columbia — 8.6%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,110	1,236,019
Security	Par (000)	Value
District of Columbia (continued)
District of Columbia, Refunding RB, 5.00%, 10/01/48	$2,315	$ 2,342,189
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/39	380	378,660
Series A, AMT, 5.25%, 10/01/48	2,355	2,532,159
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(d)	6,590	4,689,334
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(d)	4,830	3,290,476
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(d)	6,515	4,242,372
Series B, Subordinate, 4.00%, 10/01/49	1,790	1,679,148
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, Sustainability Bonds, 4.00%, 07/15/46	1,205	1,169,984
Series A, Sustainability Bonds, 4.13%, 07/15/47	575	572,975
		22,133,316
Florida — 6.9%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	210	210,418
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	380	381,875
5.00%, 05/01/48	1,120	1,092,837
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	1,280	1,463,234
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	995	1,036,243
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	480	496,794
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	2,380	2,549,472
(AGM), 5.75%, 09/01/54	425	476,051
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	105	104,764
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	212	227,207
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	1,495	1,586,894
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	3,213,147
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	5,000	5,108,494
		17,947,430
Georgia — 2.1%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	1,145	1,080,028
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	530	498,845
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	295	325,403
Series A, 5.00%, 05/15/49	985	1,079,908
Series A, 5.00%, 06/01/53(a)	2,185	2,314,145
		5,298,329
Illinois — 9.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	540	540,113
Series C, 5.25%, 12/01/35	1,465	1,469,691
Series D, 5.00%, 12/01/46	1,915	1,918,184
Series H, 5.00%, 12/01/36	450	459,960
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	$450	$ 461,109
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, 5.00%, 12/01/46	615	624,891
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.00%, 01/01/47	2,500	2,553,099
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/48	1,655	1,813,225
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	2,940	2,875,320
Illinois Housing Development Authority, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	810	883,153
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	4,400	4,270,711
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	870	889,591
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(d)	5,175	2,186,278
State of Illinois, GO
5.00%, 02/01/39	1,540	1,541,684
Series B, 5.25%, 05/01/43	500	544,902
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	986,151
		24,018,062
Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	260	250,988
Kentucky — 0.9%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,010	1,046,710
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(e)	1,200	1,391,246
		2,437,956
Louisiana — 0.9%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	1,200	1,254,864
Louisiana Public Facilities Authority, Refunding RB, Class A, 4.00%, 12/15/27(f)	60	62,203
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	915	922,426
		2,239,493
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	595	576,219
Massachusetts — 2.2%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,285	1,391,420
Series C, 5.00%, 10/01/52	1,335	1,435,029
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,150	1,159,187
Massachusetts Development Finance Agency, Refunding RB(b)
4.00%, 10/01/32	215	214,767
4.13%, 10/01/42	470	430,503
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,110	1,168,618
		5,799,524
Security	Par (000)	Value
Michigan — 6.3%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 5.00%, 06/01/48	$1,550	$ 1,651,032
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	545	599,500
Series B, 2nd Lien, 5.50%, 07/01/52	1,290	1,433,760
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,410,271
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,400,291
Series B, Senior Lien, 5.50%, 07/01/52	1,290	1,430,356
Lansing Board of Water & Light, Refunding RB, Series A, 5.25%, 07/01/54	2,305	2,545,698
Michigan Finance Authority, RB
4.00%, 02/15/47	395	370,463
4.00%, 02/15/50	2,235	2,094,553
4.00%, 02/15/44	810	787,716
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,480	1,405,123
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,070	1,089,789
		16,218,552
Minnesota — 1.6%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,995	1,942,390
Series A, 5.25%, 02/15/53	565	575,094
Series A, 5.25%, 02/15/58	1,480	1,505,428
		4,022,912
Missouri — 2.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	2,630	2,544,962
Series C, 5.00%, 11/15/42	2,570	2,637,125
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	1,280	1,311,277
		6,493,364
New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Series C, AMT, 4.88%, 11/01/42(b)	805	775,004
New Jersey — 11.3%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,679,901
5.25%, 11/01/44	1,525	1,526,295
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	1,740	1,902,838
Series EEE, 5.00%, 06/15/48	5,845	6,057,859
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,442,162
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,300,956
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,090	1,073,003
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,273,325
New Jersey Transportation Trust Fund Authority, RB
Series BB, 5.00%, 06/15/46	1,485	1,608,261
Series S, 5.00%, 06/15/46	1,225	1,274,531
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	3,225	3,334,648

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	$255	$ 261,286
Series A, 5.25%, 06/01/46	270	279,515
Sub-Series B, 5.00%, 06/01/46	5,285	5,309,100
		29,323,680
New York — 16.5%
City of New York, GO, Series A-1, 4.00%, 09/01/46	800	793,450
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,842,429
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,585	1,656,392
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	515	544,808
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	760	807,777
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, 4.80%, 02/01/53	5,000	5,058,563
New York City Municipal Water Finance Authority, RB, Sub-Series CC-1, 5.25%, 06/15/54	475	527,639
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	4,410	4,462,285
Series DD, 4.13%, 06/15/47	4,535	4,589,089
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,845	1,763,007
Series A, 6.25%, 06/01/41(b)	1,700	1,700,382
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	315	250,965
Class 1, 5.00%, 11/15/44(b)	2,260	2,259,939
Class 2, 5.38%, 11/15/40(b)	850	851,584
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	2,370	1,831,519
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,080	1,087,840
Series A, 4.00%, 03/15/47	3,855	3,821,629
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	860	833,355
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	470	510,372
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,050	1,102,943
AMT, Sustainability Bonds, (AGM), 5.00%, 06/30/49	835	873,689
AMT, Sustainability Bonds, 5.50%, 06/30/54	1,120	1,193,528
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	3,055	3,021,703
Series A, 5.25%, 05/15/52	400	437,724
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/56	825	876,782
		42,699,393
North Dakota — 0.7%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	1,770	1,784,166
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	830	774,697
Series B-2, Class 2, 5.00%, 06/01/55	1,855	1,716,464
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	400	410,627
Security	Par (000)	Value
Ohio (continued)
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	$530	$ 594,886
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	590	560,363
		4,057,037
Oregon — 1.8%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 30A, AMT, Sustainability Bonds, 07/01/49(c)	4,410	4,748,423
Pennsylvania — 2.2%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.50%, 01/01/48	235	254,056
Series A, AMT, (AGM-CR), 4.00%, 01/01/56	605	576,557
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,070	1,078,814
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	510	460,311
5.00%, 09/01/48	345	351,849
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 06/30/42	850	856,539
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,036,282
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	1,090	1,056,603
		5,671,011
Puerto Rico — 5.8%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,435	1,539,828
Series A-1, Restructured, 5.75%, 07/01/31	1,295	1,433,053
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	1,827,567
Series A-1, Restructured, 5.00%, 07/01/58	5,562	5,580,467
Series A-2, Restructured, 4.78%, 07/01/58	2,941	2,898,809
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,051	1,677,314
		14,957,038
South Carolina — 2.9%
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.50%, 11/01/46	1,175	1,333,797
Series A, 5.50%, 11/01/48	835	944,478
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	1,820	1,794,505
5.00%, 11/15/47	1,350	1,377,116
Series A, 5.00%, 05/01/48	1,505	1,535,827
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	650	592,646
		7,578,369
Tennessee — 1.2%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	1,275	1,318,417
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,640	1,771,737
		3,090,154
Texas — 17.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	435	446,458
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Arlington Higher Education Finance Corp., RB(b) (continued)
7.88%, 11/01/62	$370	$ 387,803
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	1,795	1,858,651
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	190	190,994
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	4,065	4,365,508
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	775,528
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	210	234,953
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	470	454,908
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	4,500	4,995,800
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	745,568
Clifton Higher Education Finance Corp., Refunding RB, Series A, (PSF-GTD), 4.13%, 08/15/49	1,155	1,130,490
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	390	394,931
Crowley Independent School District, GO, (PSF-GTD), 5.00%, 02/01/48	1,545	1,673,177
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	1,335	1,441,285
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	670,420
Hutto Independent School District, GO, (PSF-GTD), 5.00%, 08/01/48	90	97,525
Klein Independent School District, GO, (PSF-GTD), 4.00%, 08/01/47	1,545	1,509,636
New Caney Independent School District, GO, (PSF-GTD), 4.00%, 02/15/49	700	684,174
New Caney Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/48	5,250	5,695,552
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/48	645	701,538
Sulphur Springs Independent School District, GO, (PSF- GTD), 02/15/49(c)	2,500	2,466,803
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	620	571,206
Series A, 5.00%, 07/01/53	760	796,823
Series B, 5.00%, 07/01/48	4,545	4,671,030
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	999,994
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 5.00%, 09/01/48	1,620	1,675,938
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,140	1,149,464
Texas Water Development Board, RB, 4.00%, 10/15/45	1,285	1,276,479
Waller Consolidated Independent School District, GO, Series A, (PSF-GTD), 4.00%, 02/15/48	750	725,440
Waxahachie Independent School District, GO, (PSF- GTD), 4.00%, 02/15/49	1,120	1,083,069
		43,871,145
Utah — 2.1%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	135	139,501
Security	Par (000)	Value
Utah (continued)
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/46	$1,950	$ 2,031,861
Series A, AMT, 5.00%, 07/01/48	875	888,733
Series A, AMT, 5.25%, 07/01/48	2,330	2,493,843
		5,553,938
Virginia — 0.4%
Virginia Housing Development Authority, RB, M/F Housing, Series A, 4.60%, 09/01/49	1,035	1,048,950
Washington — 0.6%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,465	1,488,068
Wisconsin — 0.1%
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	320	334,422
Total Municipal Bonds — 114.7% (Cost: $287,065,146)		296,587,792
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama(a) — 8.4%
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	10,000	11,125,230
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54	10,000	10,612,534
		21,737,764
Florida — 3.2%
City of Melbourne Florida Water & Sewer Revenue, RB, 5.00%, 11/15/50	3,090	3,349,202
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	4,621	4,831,640
		8,180,842
Michigan — 1.0%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	2,551	2,671,645
Missouri — 1.2%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 11/01/49(c)	3,080	3,067,856
New York — 6.0%
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48(h)	2,460	2,495,348
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	4,240	4,712,704
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/46	3,940	4,118,428
Port Authority of New York & New Jersey, Refunding ARB, Series 234, AMT, 5.25%, 08/01/47	3,947	4,243,484
		15,569,964
Oregon — 3.1%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	7,232	7,915,519
Pennsylvania — 4.9%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	4,964	5,412,827

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing (continued)
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	$3,830	$ 3,866,283
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/47	3,178	3,504,915
		12,784,025
South Carolina — 2.7%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	6,463	7,030,297
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.5% (Cost: $76,628,141)		78,957,912
Total Long-Term Investments — 145.2% (Cost: $363,693,287)		375,545,704

	Shares
Short-Term Securities
	Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(i)(j)	6,544,274	6,544,928
	Total Short-Term Securities — 2.5% (Cost: $6,544,312)	6,544,928
	Total Investments — 147.7% (Cost: $370,237,599)	382,090,632
	Liabilities in Excess of Other Assets — (2.1)%	(5,418,451)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.6)%	(40,333,712)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.0)%	(77,700,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 258,638,469

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on November 1, 2041, is $1,289,416. See Note 4 of the Notes
to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 17,478,788	$ —	$ (10,933,720)(a)	$ (12)	$ (128)	$ 6,544,928	6,544,274	$ 408,366	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 2,263,558	$ —	$ 2,263,558
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (499,448)	$ —	$ (499,448)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 296,587,792	$ —	$ 296,587,792
Municipal Bonds Transferred to Tender Option Bond Trusts	—	78,957,912	—	78,957,912
Short-Term Securities
Money Market Funds	6,544,928	—	—	6,544,928
	$6,544,928	$375,545,704	$—	$382,090,632
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(40,020,586)	$—	$(40,020,586)
VMTP Shares at Liquidation Value	—	(77,700,000)	—	(77,700,000)
	$—	$(117,720,586)	$—	$(117,720,586)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 4.5%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,355	$ 1,359,688
Series A, 5.25%, 01/01/54	835	898,790
Series A, 5.25%, 05/01/55	480	525,586
Series F, 5.50%, 11/01/53	810	862,470
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	1,740	1,898,268
Energy Southeast A Cooperative District, RB(a)
Series B, 5.25%, 07/01/54	1,060	1,145,877
Series B-1, 5.75%, 04/01/54	1,815	2,019,229
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	740	795,917
Series B-1, 5.00%, 05/01/53	2,055	2,145,307
		11,651,132
Arizona — 2.9%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/54	545	506,752
Series A, 5.00%, 07/01/49	545	522,638
Series A, 5.00%, 07/01/54	420	399,636
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	1,745	1,803,892
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	910	1,021,357
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/39(b)	500	500,632
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	1,025	995,070
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(b)	290	284,526
Series A, 5.00%, 09/01/37	575	606,234
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	745	763,822
		7,404,559
Arkansas — 0.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	1,275	1,259,659
AMT, Sustainability Bonds, 5.70%, 05/01/53	420	444,192
		1,703,851
California — 5.0%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	370	383,332
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	345	349,744
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	100	101,549
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(d)	5,000	4,998,525
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	765	779,933
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,375	1,366,618
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(e)	1,400	848,442
Security	Par (000)	Value
California (continued)
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(e)	$1,110	$ 869,301
Yosemite Community College District, GO(e)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,389,293
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,708,051
		12,794,788
Colorado — 0.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 11/15/47	240	251,207
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	908,505
		1,159,712
Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	145	159,766
4.25%, 07/15/53	190	192,124
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45(f)	1,610	1,632,073
		1,983,963
District of Columbia — 1.3%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/53	770	825,272
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	820,813
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/56	1,760	1,750,639
		3,396,724
Florida — 10.4%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	535	514,977
Series A, 5.00%, 06/01/55	480	426,865
Series A, 5.50%, 06/01/57	170	162,832
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,340	2,400,769
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,210	2,416,442
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	735	683,926
County of Broward Florida Port Facilities Revenue, ARB, AMT, 5.25%, 09/01/47	1,000	1,071,961
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	425	438,960
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	160	160,563
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,550	1,525,177
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	360	379,361
Series A, AMT, 5.00%, 10/01/47	2,360	2,415,053
Series A-1, AMT, (AGM), 4.00%, 10/01/45	790	747,227
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/46	480	162,808
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e) (continued)
Series A-2, 0.00%, 10/01/47	$775	$ 248,772
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	180	201,622
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	225	158,766
AMT, 5.00%, 05/01/29	480	487,702
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/50(b)	270	258,393
AMT, (AGM), 5.25%, 07/01/53	3,040	3,183,470
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/47	2,520	2,582,121
Hillsborough County Aviation Authority, ARB, Class A, AMT, 5.00%, 10/01/48	2,165	2,206,207
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	210	224,534
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	215,184
4.00%, 05/01/50	395	332,728
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	1,805	1,915,948
Seminole Improvement District, RB, 5.30%, 10/01/37	150	153,468
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	424,133
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	530	550,376
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	215	222,909
		26,873,254
Georgia — 1.9%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	500	477,033
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	200	197,471
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	875	823,564
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	235	257,643
Series A, 5.00%, 06/01/53(a)	620	656,645
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	345	368,044
Series A, 5.00%, 01/01/49	1,190	1,222,849
Series A, 5.00%, 01/01/59	880	898,889
		4,902,138
Hawaii — 0.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,315	2,381,506
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	320	325,574
Illinois — 10.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,265	1,320,957
Series A, 5.00%, 12/01/40	1,195	1,229,622
Series A, 5.00%, 12/01/47	360	364,581
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	135	141,162
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	1,980	1,998,842
Security	Par (000)	Value
Illinois (continued)
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	$740	$ 754,800
Series A, AMT, Senior Lien, 4.38%, 01/01/53	830	783,672
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	705	733,133
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	1,550	1,687,946
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	525	570,058
Illinois Finance Authority, RB, 5.00%, 10/01/48	475	514,848
Illinois Finance Authority, Refunding RB
4.13%, 08/15/37	665	630,475
Series A, 5.00%, 11/15/45	1,110	1,114,311
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	730	735,755
Series A, 4.00%, 01/01/46	930	902,673
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	670	685,088
Series A, (NPFGC), 0.00%, 12/15/36(e)	10,000	6,060,582
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(e)	2,980	1,258,958
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,293,906
State of Illinois, GO
5.25%, 02/01/32	870	871,496
5.25%, 02/01/34	600	601,036
Series B, 5.25%, 05/01/41	635	699,748
Series B, 5.50%, 05/01/47	540	591,931
Series C, 5.00%, 12/01/48	850	899,873
		27,445,453
Indiana — 0.6%
Indianapolis Local Public Improvement Bond Bank, RB, Series F1, Subordinate, (BAM), 5.00%, 03/01/53	1,445	1,546,179
Kentucky — 1.4%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	150,092
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	200	195,924
Series A, 5.25%, 06/01/49	370	393,488
Fayette County School District Finance Corp., RB
5.00%, 06/01/44	545	587,386
(BAM-TCRS), 5.00%, 06/01/46	480	515,936
Kentucky Public Energy Authority, Refunding RB, Series A-1, 5.25%, 04/01/54(a)	1,745	1,895,748
		3,738,574
Louisiana — 3.3%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	500	527,360
5.25%, 10/01/53	1,025	1,071,863
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/42	2,400	2,447,169
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	1,095	1,182,689
New Orleans Aviation Board, ARB
Series B, AMT, 5.00%, 01/01/45	2,380	2,381,710
Series B, AMT, 5.00%, 01/01/48	1,010	1,018,197
		8,628,988
Maine — 0.3%
Maine State Housing Authority, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 11/15/49	885	898,740

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maryland — 0.6%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(b)	$655	$ 557,568
Maryland Economic Development Corp., RB
5.00%, 07/01/56	145	148,800
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	800	835,299
		1,541,667
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,869,819
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	815	825,556
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	335	331,115
		3,026,490
Michigan — 3.4%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 4.13%, 06/01/48	880	856,558
Michigan Finance Authority, RB
4.00%, 02/15/50	1,885	1,766,547
Series A, 4.00%, 11/15/50	2,550	2,382,814
Sustainability Bonds, 5.50%, 02/28/57	135	148,804
Michigan State Building Authority, Refunding RB
Series II, 4.00%, 10/15/47	535	524,910
Series II, 5.25%, 04/15/59	360	396,203
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,980	2,016,618
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/46	725	798,817
		8,891,271
Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	445	469,037
Missouri — 1.4%
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/46	470	479,938
Series B, AMT, 5.00%, 03/01/39	670	698,963
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 11/01/49(c)	2,325	2,315,832
		3,494,733
Nebraska — 0.5%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	1,150	1,247,555
Nevada — 1.1%
County of Clark Nevada, RB, Subordinate, (AGM), 4.00%, 07/01/40	2,715	2,758,037
New Hampshire — 0.1%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	364	357,636
New Jersey — 5.7%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	180	192,706
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	935	947,093
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	730	740,304
New Jersey Economic Development Authority, RB
Series WW, 5.00%, 06/15/25(g)	180	183,169
Series WW, 5.25%, 06/15/25(g)	455	463,986
AMT, 5.13%, 01/01/34	610	610,535
Security	Par (000)	Value
New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.38%, 01/01/43	$790	$ 790,146
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	735,667
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	775	762,915
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series K, Sustainability Bonds, 4.55%, 10/01/44	305	308,926
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/48	1,490	1,592,009
Series A, 0.00%, 12/15/29(e)	225	185,829
Series AA, 5.00%, 06/15/38	1,180	1,181,590
Series AA, 4.00%, 06/15/40	925	930,459
Series AA, 5.00%, 06/15/45	725	768,202
Series BB, 4.00%, 06/15/50	1,400	1,335,184
Series D, 5.00%, 06/15/32	525	528,717
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/37	525	591,125
Series A, 5.25%, 06/15/42	210	234,935
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	455	449,693
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/35	1,220	1,282,706
		14,815,896
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	180	173,883
New York — 10.5%
City of New York, GO
Series A-1, 5.00%, 08/01/47	260	278,891
Series B, 5.25%, 10/01/41	545	612,108
Metropolitan Transportation Authority, RB, Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,115	1,096,459
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,350,551
New York City Housing Development Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	935	939,951
New York City Municipal Water Finance Authority, RB, Sub- Series CC-1, 5.25%, 06/15/54	260	288,813
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/43	2,105	2,312,793
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	775	774,979
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	2,045	1,580,361
Series A, Sustainability Bonds, 3.00%, 11/15/51	600	458,779
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/55	230	221,784
Series A, Sustainability Bonds, 4.00%, 11/15/60	425	410,147
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/54	710	681,909
New York State Thruway Authority, RB, Series N, 4.00%, 01/01/46	720	722,628
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	450	483,284
AMT, 5.63%, 04/01/40	470	510,372
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$1,050	$ 1,102,943
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	1,800	1,891,777
AMT, Sustainability Bonds, 5.50%, 06/30/60	1,480	1,572,180
Port Authority of New York & New Jersey, ARB, AMT, 5.00%, 11/01/49	1,535	1,583,179
Port Authority of New York & New Jersey, Refunding ARB, Series 197, AMT, 5.00%, 11/15/35	250	254,883
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	3,150	3,118,013
Series A, 4.50%, 05/15/63	1,000	1,004,984
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	1,900	2,018,372
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 05/15/47	1,705	1,842,948
		27,113,088
North Carolina — 0.9%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.50%, 07/01/47	1,625	1,637,224
North Carolina Housing Finance Agency, RB, S/F Housing, Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	525	527,827
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	165	184,580
		2,349,631
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	970	977,763
Ohio — 1.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,180	2,017,192
County of Franklin Ohio, RB, 5.00%, 11/01/48	450	501,558
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	90	86,336
Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 09/01/49(c)	1,195	1,200,050
		3,805,136
Oklahoma — 0.1%
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	345	343,022
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(e)	875	473,627
Pennsylvania — 7.6%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	1,010	1,043,285
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	162,972
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	4,450	4,484,234
Series B, 4.00%, 03/15/40	3,000	3,008,786
AMT, 5.50%, 06/30/41	900	985,776
AMT, 5.75%, 06/30/48	780	843,430
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	3,150	3,156,592
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	2,095	2,114,846
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	$410	$ 421,536
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	553,547
Series A, Subordinate, 5.00%, 12/01/44	1,300	1,367,254
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.25%, 12/01/45	1,070	1,085,279
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	265	291,753
		19,519,290
Puerto Rico — 5.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,611	6,555,642
Series A-1, Restructured, 5.00%, 07/01/58	2,833	2,842,406
Series A-2, Restructured, 4.78%, 07/01/58	276	272,041
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,311,545
Series B-1, Restructured, 4.75%, 07/01/53	309	306,276
Series B-2, Restructured, 4.78%, 07/01/58	411	406,421
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	5,025	1,668,680
		13,363,011
South Carolina — 4.0%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	297,071
4.38%, 11/01/49	465	418,833
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,650	1,776,395
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	2,010	2,071,871
5.00%, 01/01/55(b)	855	763,377
7.50%, 08/15/62(b)	405	399,510
Series A, 5.50%, 11/01/50	1,195	1,342,523
Series A, 5.50%, 11/01/54	365	407,823
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	360	399,052
Series A, 4.00%, 12/01/55	550	501,180
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	1,840	1,847,158
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	95	101,021
		10,325,814
Tennessee — 1.8%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	160	173,173
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	1,000	1,025,763
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	200	216,968
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	835	847,830
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	1,020	1,066,045
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,040	1,123,541

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tennessee (continued)
Tennessee Housing Development Agency, RB, S/F Housing
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.45%, 07/01/44	$100	$ 100,129
Series 2-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.60%, 07/01/49	100	100,135
		4,653,584
Texas — 15.3%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	420	431,063
7.88%, 11/01/62	370	387,803
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/49	1,180	1,400,438
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,240	1,245,556
Series C, 5.00%, 08/15/42	625	627,800
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	905	966,196
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	500	490,320
City of Galveston Texas Wharves & Terminal Revenue, ARB(c)
Series A, AMT, 1st Lien, 08/01/43	105	114,144
Series A, AMT, 1st Lien, 08/01/44	105	113,864
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	100	100,523
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	405	405,703
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	230	236,509
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	2,715	2,915,708
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	231,296
Sub-Series A, AMT, 4.00%, 07/01/46	830	766,427
Sub-Series A, AMT, 4.00%, 07/01/48	2,510	2,313,997
County of Harris Texas Toll Road Revenue, Refunding RB
1st Lien, 4.00%, 08/15/45	425	423,074
Series A, 1st Lien, 4.00%, 08/15/49	2,500	2,402,890
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	1,080	1,048,608
Denton Independent School District, GO, (PSF-GTD), 5.00%, 08/15/48	665	717,944
Dickinson Independent School District, GO, (PSF-GTD), 4.13%, 02/15/48	350	350,243
Fort Bend Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 08/15/49	370	357,272
Klein Independent School District, GO, (PSF-GTD), 4.00%, 08/01/46	1,075	1,049,881
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(g)	1,850	1,083,103
New Caney Independent School District, GO, (PSF-GTD), 4.00%, 02/15/49	290	283,443
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	450	443,550
North Texas Tollway Authority, RB, Series C, Convertible, 6.75%, 09/01/45(d)(g)	10,000	12,505,258
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	970	957,452
Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, Refunding RB (continued)
Series B, Refunding RB, 5.00%, 01/01/48	$595	$ 605,898
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	500	538,787
Spring Branch Independent School District, GO, (PSF- GTD), 4.00%, 02/01/48	465	453,941
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	525	483,683
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 10/01/49(c)	105	109,661
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	237,798
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,500	1,611,620
Texas State University System, Refunding RB, 4.00%, 03/15/49	1,170	1,140,754
		39,552,207
Utah — 2.8%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	140	144,668
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	3,485	3,533,102
Series A, AMT, 5.25%, 07/01/48	235	251,525
Series A, AMT, 5.00%, 07/01/51	1,450	1,505,848
Series A, AMT, 5.25%, 07/01/53	510	543,011
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	185	185,931
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	335	336,659
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	675	678,812
		7,179,556
Virginia — 0.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	944,710
Washington — 0.3%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	720	733,361
Wisconsin — 0.8%
Public Finance Authority, RB
5.00%, 10/15/56(b)	215	189,062
Class A, 5.00%, 06/15/51(b)	555	478,742
Class A, 6.00%, 06/15/52	140	132,003
Class A, 6.13%, 06/15/57	160	146,115
Series A, 5.00%, 07/01/40(b)	300	296,655
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	295	271,965
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.15%, 11/01/48	645	609,727
		2,124,269
Total Municipal Bonds — 111.2% (Cost: $273,604,495)		287,069,409
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
Alabama(a) — 4.8%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	$3,800	$ 4,196,831
Series C-1, 5.25%, 02/01/53	7,721	8,214,579
		12,411,410
Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,680	3,986,278
District of Columbia — 0.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	920	924,106
Florida — 5.0%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	3,341	3,778,480
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,150	2,350,837
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	4,666,920
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,102,029
		12,898,266
Georgia — 1.2%
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)	2,970	3,164,844
Illinois — 5.7%
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	4,903	5,329,730
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,951	2,067,410
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	6,870	7,210,619
		14,607,759
New York — 6.8%
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.15%, 11/01/38	1,770	1,770,251
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	4,010	4,392,196
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	3,680	4,090,271
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,810	1,786,438
Port Authority of New York & New Jersey, Refunding ARB, 5.25%, 10/15/57	1,910	1,966,167
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,990	2,118,076
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	1,500	1,492,410
		17,615,809
Oklahoma — 1.3%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	3,001	3,321,131
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, 5.50%, 07/01/48	2,020	2,210,942
Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	3,031	3,314,205
Security	Par (000)	Value
South Carolina — 1.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	$4,591	$ 4,994,182
Tennessee — 1.8%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	4,401	4,668,680
Texas — 2.3%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	1,430	1,535,714
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	1,610	1,805,463
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	2,541	2,699,102
		6,040,279
Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	3,280	3,157,324
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2% (Cost: $88,828,608)		93,315,215
Total Long-Term Investments — 147.4% (Cost: $362,433,103)		380,384,624

	Shares
Short-Term Securities
	Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	604,175	604,235
	Total Short-Term Securities — 0.2% (Cost: $604,186)	604,235
	Total Investments — 147.6% (Cost: $363,037,289)	380,988,859
	Other Assets Less Liabilities — 0.4%	858,962
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.5)%	(45,154,786)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.5)%	(78,600,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 258,093,035

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 7,783,129	$ —	$ (7,180,029)(a)	$ 1,086	$ 49	$ 604,235	604,175	$ 330,214	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	39	09/19/24	$ 4,376	$ (123,570)
U.S. Long Bond	29	09/19/24	3,519	(114,044)
5-Year U.S. Treasury Note	27	09/30/24	2,922	(63,353)
				$ (300,967)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 300,967	$ —	$ 300,967

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (590,436)	$ —	$ (590,436)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (264,714)	$ —	$ (264,714)
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$7,752,490
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 287,069,409	$ —	$ 287,069,409
Municipal Bonds Transferred to Tender Option Bond Trusts	—	93,315,215	—	93,315,215
Short-Term Securities
Money Market Funds	604,235	—	—	604,235
	$604,235	$380,384,624	$—	$380,988,859
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (300,967)	$ —	$ —	$ (300,967)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(44,740,812)	$—	$(44,740,812)
VMTP Shares at Liquidation Value	—	(78,600,000)	—	(78,600,000)
	$—	$(123,340,812)	$—	$(123,340,812)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
July 31, 2024

	BKN	BFK	BLE	MHD
ASSETS
Investments, at value — unaffiliated(a)	$ 324,601,756	$ 777,189,787	$ 846,374,485	$ 1,026,508,436
Investments, at value — affiliated(b)	3,462,930	2,742,564	3,534,225	3,674,238
Cash	—	—	5,714,023	—
Cash pledged for futures contracts	204,000	—	—	672,000
Receivables:
Investments sold	1,393,317	25,599	2,165,032	536,787
TOB Trust	—	—	3,464,308	—
Dividends — affiliated	5,573	10,290	15,318	9,157
Interest — unaffiliated	2,910,719	7,645,419	8,993,062	9,960,535
Deferred offering costs	88,677	204,929	119,733	—
Prepaid expenses	37,109	38,874	34,086	61,520
Total assets	332,704,081	787,857,462	870,414,272	1,041,422,673
ACCRUED LIABILITIES
Bank overdraft	5,855	8,277	—	13,414
Payables:
Investments purchased	3,654,081	22,307,603	18,349,365	10,986,257
Accounting services fees	15,854	22,518	18,498	35,899
Administration fees	41,474	—	—	—
Custodian fees	1,034	1,975	2,303	2,731
Income dividend distributions — Common Shares	980,733	2,192,742	2,481,807	2,737,435
Interest expense and fees	291,774	890,724	805,291	903,432
Investment advisory fees	40,096	231,970	232,676	280,569
Directors’ and Officer’s fees	34,354	146,853	84,245	46,138
Other accrued expenses	13,146	16,427	15,317	12,652
Professional fees	38,416	41,812	38,280	46,324
Transfer agent fees	13,545	24,833	29,508	30,885
Variation margin on futures contracts	64,861	—	—	203,260
Total accrued liabilities	5,195,223	25,885,734	22,057,290	15,298,996
OTHER LIABILITIES
TOB Trust Certificates	34,892,828	106,689,984	94,485,499	102,482,179
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	67,800,000	154,100,000	174,100,000	214,000,000
Total other liabilities	102,692,828	260,789,984	268,585,499	316,482,179
Total liabilities	107,888,051	286,675,718	290,642,789	331,781,175
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 224,816,030	$ 501,181,744	$ 579,771,483	$ 709,641,498
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 237,299,421	$ 576,567,422	$ 650,748,958	$ 791,548,583
Accumulated loss	(12,483,391)	(75,385,678)	(70,977,475)	(81,907,085)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 224,816,030	$ 501,181,744	$ 579,771,483	$ 709,641,498
Net asset value per Common Share	$ 13.07	$ 11.43	$ 12.15	$ 13.61
(a) Investments, at cost—unaffiliated	$307,903,149	$752,106,558	$825,191,520	$988,615,755
(b) Investments, at cost—affiliated	$3,462,930	$2,742,524	$3,533,165	$3,674,238
(c) Preferred Shares outstanding	678	1,541	1,741	2,140
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited	8,478
(e) Par value per Preferred Share	$0.10	$0.001	$0.001	$0.10
(f) Common Shares outstanding	17,205,846	43,854,836	47,727,056	52,141,616
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited	199,991,522
(h) Par value per Common Share	$0.01	$0.001	$0.001	$0.10
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities  (continued)
July 31, 2024

	MVF	MVT	MQT
ASSETS
Investments, at value — unaffiliated(a)	$ 735,488,631	$ 375,545,704	$ 380,384,624
Investments, at value — affiliated(b)	500,584	6,544,928	604,235
Cash pledged for futures contracts	—	—	235,000
Receivables:
Investments sold	—	963,185	2,314,199
TOB Trust	—	1,534,692	—
Dividends — affiliated	23,691	14,501	3,481
Interest — unaffiliated	7,142,382	3,894,649	3,814,173
Prepaid expenses	41,713	35,519	35,523
Total assets	743,197,001	388,533,178	387,391,235
ACCRUED LIABILITIES
Bank overdraft	9,820	6,287	6,001
Payables:
Investments purchased	660,013	10,613,958	4,194,010
Accounting services fees	28,432	17,196	17,702
Custodian fees	1,867	1,090	1,233
Income dividend distributions — Common Shares	1,903,390	1,053,502	1,085,581
Interest expense and fees	649,768	313,126	413,974
Investment advisory fees	183,466	93,198	95,574
Directors’ and Officer’s fees	93,812	1,870	1,871
Other accrued expenses	11,229	15,234	13,472
Professional fees	34,630	43,711	42,146
Transfer agent fees	30,340	14,951	14,835
Variation margin on futures contracts	—	—	70,989
Total accrued liabilities	3,606,767	12,174,123	5,957,388
OTHER LIABILITIES
TOB Trust Certificates	75,443,088	40,020,586	44,740,812
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	153,600,000	77,700,000	78,600,000
Total other liabilities	229,043,088	117,720,586	123,340,812
Total liabilities	232,649,855	129,894,709	129,298,200
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 510,547,146	$ 258,638,469	$ 258,093,035
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 564,844,810	$ 282,804,407	$ 273,749,581
Accumulated loss	(54,297,664)	(24,165,938)	(15,656,546)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 510,547,146	$ 258,638,469	$ 258,093,035
Net asset value per Common Share	$ 8.05	$ 12.40	$ 11.65
(a) Investments, at cost—unaffiliated	$720,996,924	$363,693,287	$362,433,103
(b) Investments, at cost—affiliated	$500,584	$6,544,312	$604,186
(c) Preferred Shares outstanding	1,536	777	786
(d) Preferred Shares authorized	10,000,000	8,400	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	63,446,349	20,861,423	22,154,712
(g) Common Shares authorized	150,000,000	199,991,600	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended July 31, 2024

	BKN	BFK	BLE	MHD
INVESTMENT INCOME
Dividends — affiliated	$224,518	$482,638	$893,267	$888,113
Interest — unaffiliated	15,055,543	35,138,777	37,634,669	45,681,847
Total investment income	15,280,061	35,621,415	38,527,936	46,569,960
EXPENSES
Investment advisory	1,157,564	4,563,946	4,633,681	5,626,598
Administration	496,099	—	—	—
Accounting services	60,020	83,084	68,234	135,048
Professional	57,566	92,085	99,425	71,823
Reorganization	42,291	—	—	—
Transfer agent	36,007	41,720	48,701	50,210
Directors and Officer	20,628	55,401	49,727	51,749
Printing and postage	13,856	24,599	24,307	13,100
Registration	10,059	15,134	15,970	18,045
Custodian	4,740	8,735	9,217	11,428
Miscellaneous	83,929	88,916	60,527	97,977
Total expenses excluding interest expense, fees and amortization of offering costs	1,982,759	4,973,620	5,009,789	6,075,978
Interest expense, fees and amortization of offering costs(a)	5,310,933	12,499,267	13,223,697	15,739,575
Total expenses	7,293,692	17,472,887	18,233,486	21,815,553
Less:
Fees waived and/or reimbursed by the Manager	(130,182)	(332,326)	(365,521)	(443,633)
Total expenses after fees waived and/or reimbursed	7,163,510	17,140,561	17,867,965	21,371,920
Net investment income	8,116,551	18,480,854	20,659,971	25,198,040
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,381,205)	(26,481,100)	(18,243,308)	(33,028,884)
Investments — affiliated	(117)	1,070	3,130	3,103
Futures contracts	(518,121)	490,770	2,460,561	(1,696,800)
Payment by affiliate	—	—	—	10,016
	(8,899,443)	(25,989,260)	(15,779,617)	(34,712,565)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,517,343	19,222,075	23,575,209	37,175,051
Investments — affiliated	(27)	29	(2,329)	(2,570)
Futures contracts	(243,571)	(321,145)	(592,079)	(754,905)
	8,273,745	18,900,959	22,980,801	36,417,576
Net realized and unrealized gain (loss)	(625,698)	(7,088,301)	7,201,184	1,705,011
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$7,490,853	$11,392,553	$27,861,155	$26,903,051
(a) All or a portion of is related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.
Financial Statements

Statements of Operations  (continued)
Year Ended July 31, 2024

	MVF	MVT	MQT
INVESTMENT INCOME
Dividends — affiliated	$895,294	$408,366	$330,214
Interest — unaffiliated	32,130,252	16,421,139	17,291,697
Total investment income	33,025,546	16,829,505	17,621,911
EXPENSES
Investment advisory	3,666,697	1,862,960	1,911,615
Accounting services	106,777	64,662	66,384
Professional	77,819	65,245	64,811
Transfer agent	51,322	31,629	33,711
Directors and Officer	46,623	17,527	17,500
Registration	22,255	8,389	8,356
Printing and postage	16,679	16,379	18,405
Custodian	7,532	4,465	5,576
Miscellaneous	91,856	86,602	87,113
Total expenses excluding interest expense, fees and amortization of offering costs	4,087,560	2,157,858	2,213,471
Interest expense, fees and amortization of offering costs(a)	11,238,711	5,773,825	6,076,067
Total expenses	15,326,271	7,931,683	8,289,538
Less:
Fees waived and/or reimbursed by the Manager	(306,201)	(153,798)	(152,881)
Total expenses after fees waived and/or reimbursed	15,020,070	7,777,885	8,136,657
Net investment income	18,005,476	9,051,620	9,485,254
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,832,554)	(8,345,178)	(8,561,085)
Investments — affiliated	12,013	(12)	1,086
Futures contracts	—	2,263,558	(590,436)
	(10,820,541)	(6,081,632)	(9,150,435)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	22,068,328	8,877,343	9,784,043
Investments — affiliated	(8,116)	(128)	49
Futures contracts	—	(499,448)	(264,714)
	22,060,212	8,377,767	9,519,378
Net realized and unrealized gain	11,239,671	2,296,135	368,943
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$29,245,147	$11,347,755	$9,854,197
(a) All or a portion of is related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BKN		BFK
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$8,116,551	$9,061,613	$18,480,854	$18,124,814
Net realized loss	(8,899,443)	(13,703,375)	(25,989,260)	(51,126,908)
Net change in unrealized appreciation (depreciation)	8,273,745	2,995,191	18,900,959	27,744,428
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,490,853	(1,646,571)	11,392,553	(5,257,666)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,084,718)	(8,709,946)	(20,681,243)	(15,988,428)
Return of capital	(1,505,489)	(1,409,697)	(2,262,773)	(3,249,626)
Decrease in net assets resulting from distributions to Common Shareholders	(10,590,207)	(10,119,643)	(22,944,016)	(19,238,054)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	218,616	—	—
Reinvestment of common distributions	—	147,431	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,461,995)	(2,064,795)	(5,545,723)	(5,916,445)
Net decrease in net assets derived from capital share transactions	(2,461,995)	(1,698,748)	(5,545,723)	(5,916,445)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(5,561,349)	(13,464,962)	(17,097,186)	(30,412,165)
Beginning of year	230,377,379	243,842,341	518,278,930	548,691,095
End of year	$224,816,030	$230,377,379	$501,181,744	$518,278,930

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BLE		MHD
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$20,659,971	$21,598,450	$25,198,040	$25,308,154
Net realized loss	(15,779,617)	(42,881,354)	(34,712,565)	(54,748,569)
Net change in unrealized appreciation (depreciation)	22,980,801	18,338,457	36,417,576	17,096,751
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	27,861,155	(2,944,447)	26,903,051	(12,343,664)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(23,089,183)	(19,188,396)	(27,833,684)	(26,398,031)
Return of capital	(3,329,207)	(3,788,120)	(1,547,916)	(1,263,297)
Decrease in net assets resulting from distributions to Common Shareholders	(26,418,390)	(22,976,516)	(29,381,600)	(27,661,328)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,278,307)	(6,114,272)	(6,897,831)	(6,750,046)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(3,835,542)	(32,035,235)	(9,376,380)	(46,755,038)
Beginning of year	583,607,025	615,642,260	719,017,878	765,772,916
End of year	$579,771,483	$583,607,025	$709,641,498	$719,017,878

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MVF		MVT
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$18,005,476	$16,997,519	$9,051,620	$8,892,992
Net realized loss	(10,820,541)	(28,698,689)	(6,081,632)	(24,648,329)
Net change in unrealized appreciation (depreciation)	22,060,212	(1,042,423)	8,377,767	12,949,446
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	29,245,147	(12,743,593)	11,347,755	(2,805,891)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(19,606,435)	(16,465,493)	(10,081,657)	(8,093,467)
Return of capital	(983,499)	(2,175,326)	(999,007)	(1,423,236)
Decrease in net assets resulting from distributions to Common Shareholders	(20,589,934)	(18,640,819)	(11,080,664)	(9,516,703)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,869,138)	(5,324,949)	(2,399,715)	(2,806,926)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	4,786,075	(36,709,361)	(2,132,624)	(15,129,520)
Beginning of year	505,761,071	542,470,432	260,771,093	275,900,613
End of year	$510,547,146	$505,761,071	$258,638,469	$260,771,093

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MQT
	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$9,485,254	$10,200,739
Net realized loss	(9,150,435)	(15,305,002)
Net change in unrealized appreciation (depreciation)	9,519,378	2,517,622
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,854,197	(2,586,641)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(10,500,574)	(10,203,174)
Return of capital	(1,309,812)	(708,109)
Decrease in net assets resulting from distributions to Common Shareholders	(11,810,386)	(10,911,283)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	166,343
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,265,141)	(2,280,782)
Net decrease in net assets derived from capital share transactions	(2,265,141)	(2,114,439)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(4,221,330)	(15,612,363)
Beginning of year	262,314,365	277,926,728
End of year	$258,093,035	$262,314,365

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended July 31, 2024

	BKN	BFK	BLE	MHD
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,490,853	$11,392,553	$27,861,155	$26,903,051
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	173,094,108	709,027,624	308,974,507	576,078,818
Purchases of long-term investments	(133,960,063)	(712,893,222)	(260,180,694)	(542,225,784)
Net proceeds from sales (purchases) of short-term securities	(2,707,626)	21,314,991	34,353,243	35,189,663
Amortization of premium and accretion of discount on investments and other fees	(1,785,495)	(554,720)	(198,274)	(833,464)
Net realized loss on investments	8,381,322	26,480,030	18,240,178	33,015,765
Net unrealized appreciation on investments	(8,517,316)	(19,222,104)	(23,572,880)	(37,172,481)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(686)	67,879	75,559	64,650
Interest — unaffiliated	85,260	(17,298)	321,307	563,483
Prepaid expenses	(17,231)	(22,707)	30,983	20,222
Deferred offering costs.	(2,817)	(2,833)	(2,000)	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(11,281)	(13,146)	(10,806)	(24,007)
Administration fees	(4,796)	—	—	—
Custodian fees	(1,597)	(3,228)	(3,019)	(3,886)
Interest expense and fees	226,287	890,724	511,940	651,893
Investment advisory fees	(67,679)	(167,841)	(194,472)	(228,221)
Directors’ and Officer’s fees	(9,525)	(40,313)	(14,426)	(6,732)
Other accrued expenses	1,369	12,453	(49,582)	(2,259)
Professional fees	(18,955)	(29,471)	(7,685)	(32,665)
Transfer agent fees	(1,083)	184	3,367	356
Variation margin on futures contracts	47,225	(37,513)	(44,117)	146,877
Net cash provided by operating activities	42,220,274	36,182,042	106,094,284	92,105,279
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(9,636,578)	(20,798,138)	(23,990,187)	(26,728,474)
Repayments of TOB Trust Certificates	—	—	(13,615,790)	(22,100,364)
Net payments on Common Shares redeemed	(2,520,275)	(5,732,759)	(5,434,797)	(7,148,995)
Payments on redemption of VMTP Shares	(58,100,000)	(116,700,000)	(128,600,000)	(133,800,000)
Proceeds from TOB Trust Certificates	28,073,987	106,689,984	70,825,083	97,799,696
Decrease in bank overdraft	(42,408)	(79,129)	(77,570)	(108,142)
Net cash used for financing activities	(42,225,274)	(36,620,042)	(100,893,261)	(92,086,279)
CASH
Net increase (decrease) in restricted and unrestricted cash	(5,000)	(438,000)	5,201,023	19,000
Restricted and unrestricted cash at beginning of year	209,000	438,000	513,000	653,000
Restricted and unrestricted cash at end of year	$204,000	$—	$5,714,023	$672,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,084,646	$11,608,543	$12,711,757	$15,087,682
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$5,714,023	$—
Cash pledged
Futures contracts	204,000	—	—	672,000
	$204,000	$—	$5,714,023	$672,000
See notes to financial statements.
Financial Statements

Statements of Cash Flows  (continued)
Year Ended July 31, 2024

	MVF	MVT	MQT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$29,245,147	$11,347,755	$9,854,197
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	261,020,270	156,120,533	166,442,149
Purchases of long-term investments	(300,981,481)	(137,839,088)	(154,931,079)
Net proceeds from sales of short-term securities	85,072,532	10,933,720	7,180,029
Amortization of premium and accretion of discount on investments and other fees	491,517	97,639	(292,133)
Net realized loss on investments	10,820,541	8,345,190	8,559,999
Net unrealized appreciation on investments	(22,060,212)	(8,877,215)	(9,784,092)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	182,345	29,420	15,091
Interest — unaffiliated	(1,051,214)	(60,370)	(36,437)
Prepaid expenses	(29,137)	(15,578)	(15,601)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(18,968)	(12,452)	(11,267)
Custodian fees	(2,174)	(1,961)	(1,382)
Interest expense and fees	466,815	281,351	210,798
Investment advisory fees	(138,676)	(77,380)	(73,637)
Directors’ and Officer’s fees	(17,569)	354	330
Other accrued expenses	1,447	7,262	4,187
Professional fees	(29,174)	(26,701)	(26,854)
Transfer agent fees	4,986	(236)	(2,902)
Variation margin on futures contracts	—	(41,637)	50,737
Net cash provided by operating activities	62,976,995	40,210,606	27,142,133
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(18,765,163)	(10,072,014)	(10,775,074)
Repayments of TOB Trust Certificates	(5,555,000)	(4,307,798)	(4,457,804)
Net payments on Common Shares redeemed	(3,976,665)	(2,472,176)	(2,345,633)
Payments on redemption of VMTP Shares	(90,200,000)	(62,300,000)	(37,900,000)
Proceeds from TOB Trust Certificates	55,568,335	38,485,894	28,370,666
Decrease in bank overdraft	(48,502)	(28,512)	(36,288)
Net cash used for financing activities	(62,976,995)	(40,694,606)	(27,144,133)
CASH
Net decrease in restricted and unrestricted cash	—	(484,000)	(2,000)
Restricted and unrestricted cash at beginning of year	—	484,000	237,000
Restricted and unrestricted cash at end of year	$—	$—	$235,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$10,771,896	$5,492,474	$5,865,269
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	—	235,000
	$—	$—	$235,000
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BKN
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$13.21	$13.86	$13.79	$16.71	$14.89	$15.75
Net investment income(a)	0.47	0.52	0.16	0.74	0.81	0.71
Net realized and unrealized gain (loss)	(0.00)(b)	(0.59)	0.11	(2.84)	1.80	(0.88)
Net increase (decrease) from investment operations	0.47	(0.07)	0.27	(2.10)	2.61	(0.17)
Distributions to Common Shareholders(c)
From net investment income	(0.52)	(0.50)	(0.20)	(0.82)	(0.79)	(0.69)
Return of capital	(0.09)	(0.08)	—	—	—	—
Total distributions to Common Shareholders	(0.61)	(0.58)	(0.20)	(0.82)	(0.79)	(0.69)
Net asset value, end of period	$13.07	$13.21	$13.86	$13.79	$16.71	$14.89
Market price, end of period	$12.19	$11.75	$14.61	$15.14	$19.20	$14.75
Total Return Applicable to Common Shareholders(d)
Based on net asset value	4.28%	(0.06)%	1.98%(e)	(13.23)%	17.68%	(1.16)%
Based on market price	9.34%	(15.67)%	(2.09)%(e)	(17.09)%	36.51%	7.77%
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.31%(g)	3.40%	2.33%(h)(i)	1.52%	1.53%	2.31%
Total expenses after fees waived and/or reimbursed	3.25%(g)	3.40%	2.32%(h)(i)	1.52%	1.53%	2.31%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)	0.84%(g)	0.93%	0.99%(h)(i)	0.92%	0.93%	0.93%
Net investment income to Common Shareholders	3.68%	3.96%	4.80%(i)	4.56%	4.93%	4.39%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$224,816	$230,377	$243,842	$237,646	$287,404	$255,884
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$67,800	$125,900	$125,900	$125,900	$125,900	$125,900
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$318,920 (k)	$273,583 (k)	$243,263 (k)	$288,757 (l)	$328,280 (l)	$303,244 (l)
TOB Trust Certificates, end of period (000)	$34,893	$6,819	$44,306	$47,151	$54,214	$56,112
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$9,386	$53,248	$9,345	N/A	N/A	N/A
Portfolio turnover rate	42%	31%	9%	17%	10%	16%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.29%, 3.23% and 0.82%, respectively.

(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(i)	Annualized.
(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BFK
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$11.66	$12.18	$12.15	$14.74	$12.91	$14.17
Net investment income(a)	0.42	0.40	0.13	0.61	0.69	0.67
Net realized and unrealized gain (loss)	(0.13)	(0.49)	0.05	(2.50)	1.83	(1.28)
Net increase (decrease) from investment operations	0.29	(0.09)	0.18	(1.89)	2.52	(0.61)
Distributions to Common Shareholders(b)
From net investment income	(0.47)	(0.36)	(0.14)	(0.70)	(0.69)	(0.65)
Return of capital	(0.05)	(0.07)	(0.01)	—	—	—
Total distributions to Common Shareholders	(0.52)	(0.43)	(0.15)	(0.70)	(0.69)	(0.65)
Net asset value, end of period	$11.43	$11.66	$12.18	$12.15	$14.74	$12.91
Market price, end of period	$10.23	$10.11	$11.25	$11.69	$15.05	$12.14
Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.27%	(0.10)%	1.56%(d)	(13.35)%	19.81%	(4.51)%
Based on market price	6.60%	(6.22)%	(2.51)%(d)	(18.35)%	30.10%	(7.74)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.52%	3.39%	2.32%(f)(g)	1.61%	1.63%	2.30%
Total expenses after fees waived and/or reimbursed	3.45%	3.39%	2.32%(f)(g)	1.61%	1.63%	2.30%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.93%	1.03%	1.06%(f)(g)	1.03%	1.05%	1.02%
Net investment income to Common Shareholders	3.72%	3.53%	4.35%(g)	4.26%	4.84%	4.68%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$501,182	$518,279	$548,691	$547,214	$662,092	$578,807
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$154,100	$270,800	$270,800	$270,800	$270,800	$270,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$292,178 (i)	$291,388 (i)	$247,905 (i)	$302,073 (j)	$344,495 (j)	$313,740 (j)
TOB Trust Certificates, end of period (000)	$106,690	$—	$100,175	$120,204	$139,150	$135,464
Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$7,142	N/A	$9,181	N/A	N/A	N/A
Portfolio turnover rate	94%	62%	4%	15%	13%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BLE
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$12.09	$12.60	$15.18	$14.79	$15.16	$14.55
Net investment income(a)	0.43	0.44	0.57	0.69	0.73	0.71
Net realized and unrealized gain (loss)	0.18	(0.48)	(2.52)	0.44	(0.40)	0.60
Net increase (decrease) from investment operations	0.61	(0.04)	(1.95)	1.13	0.33	1.31
Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.39)	(0.63)	(0.74)	(0.70)	(0.70)
Return of capital	(0.07)	(0.08)	—	—	—	—
Total distributions to Common Shareholders	(0.55)	(0.47)	(0.63)	(0.74)	(0.70)	(0.70)
Net asset value, end of period	$12.15	$12.09	$12.60	$15.18	$14.79	$15.16
Market price, end of period	$10.86	$10.45	$11.77	$16.10	$14.83	$15.48
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.93%	0.39%	(12.94)%(d)	7.82%	2.37%	9.52%
Based on market price	9.54%	(7.11)%	(23.32)%(d)	14.05%	0.52%	18.17%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.22%	3.43%	1.74%(f)	1.60%(g)	2.03%(h)	2.55%
Total expenses after fees waived and/or reimbursed	3.15%	3.43%	1.74%(f)	1.57%(g)	2.00%(h)	2.55%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.82%	0.96%	0.94%(f)	1.00%(g)	0.99%(h)	0.98%
Net investment income to Common Shareholders	3.64%	3.74%	4.50%(f)	4.54%	4.96%	4.86%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$579,771	$583,607	$615,642	$738,513	$348,328	$356,649
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$174,100	$302,700	$302,700	$302,700	$151,300	$151,300
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$315,862 (j)	$273,428 (j)	$247,830 (j)	$343,975 (k)	$330,223 (k)	$335,723 (k)
TOB Trust Certificates, end of period (000)	$94,485	$33,812	$113,752	$155,988	$73,763	$59,519
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$8,979	$27,213	$9,073	N/A	N/A	N/A
Portfolio turnover rate	32%	37%	27%	15%	19%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.56%, 1.56% and 0.99%, respectively.

(h)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MHD
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$13.62	$14.35	$14.27	$17.30	$15.18	$16.56
Net investment income(a)	0.48	0.48	0.16	0.72	0.78	0.74
Net realized and unrealized gain (loss)	0.07	(0.69)	0.10	(3.02)	2.07	(1.36)
Net increase (decrease) from investment operations	0.55	(0.21)	0.26	(2.30)	2.85	(0.62)
Distributions to Common Shareholders(b)
From net investment income	(0.53)	(0.50)	(0.18)	(0.73)	(0.73)	(0.76)
From net realized gain	—	—	—	(0.00)(c)	—	—
Return of capital	(0.03)	(0.02)	—	—	—	—
Total distributions to Common Shareholders	(0.56)	(0.52)	(0.18)	(0.73)	(0.73)	(0.76)
Net asset value, end of period	$13.61	$13.62	$14.35	$14.27	$17.30	$15.18
Market price, end of period	$12.04	$11.84	$13.32	$12.87	$16.33	$13.91
Total Return Applicable to Common Shareholders(d)
Based on net asset value	4.86%(e)	(0.82)%	1.93%(f)	(13.64)%	19.31%	(4.02)%
Based on market price	6.71%	(7.12)%	4.91%(f)	(17.48)%	22.90%	(8.52)%
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.14%	3.25%	2.19%(h)	1.52%	1.56%(i)	2.16%
Total expenses after fees waived and/or reimbursed	3.07%	3.24%	2.18%(h)	1.50%	1.51%(i)	2.15%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)	0.81%	0.94%	0.96%(h)	0.93%	0.98%(i)	0.97%
Net investment income to Common Shareholders	3.62%	3.55%	4.44%(h)	4.30%	4.59%	4.40%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$709,641	$719,018	$765,773	$761,147	$923,079	$215,764
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$214,000	$347,800	$347,800	$347,800	$347,800	$83,700
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$324,228 (k)	$291,952 (k)	$249,559 (k)	$318,846 (l)	$365,405 (l)	$357,782 (l)
TOB Trust Certificates, end of period (000)	$102,482	$26,783	$164,222	$176,042	$213,104	$53,130
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$10,013	$40,832	$7,781	N/A	N/A	N/A
Portfolio turnover rate	54%	38%	4%	15%	13%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MVF
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$7.90	$8.37	$10.08	$9.60	$9.83	$9.35
Net investment income(a)	0.28	0.26	0.35	0.41	0.43	0.44
Net realized and unrealized gain (loss)	0.19	(0.44)	(1.69)	0.47	(0.25)	0.50
Net increase (decrease) from investment operations	0.47	(0.18)	(1.34)	0.88	0.18	0.94
Distributions to Common Shareholders(b)
From net investment income	(0.30)	(0.26)	(0.37)	(0.40)	(0.41)	(0.46)
Return of capital	(0.02)	(0.03)	—	—	—	—
Total distributions to Common Shareholders	(0.32)	(0.29)	(0.37)	(0.40)	(0.41)	(0.46)
Net asset value, end of period	$8.05	$7.90	$8.37	$10.08	$9.60	$9.83
Market price, end of period	$7.35	$6.83	$7.81	$9.80	$8.77	$9.49
Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.78%	(1.57)%	(13.30)%(d)	9.62%	2.30%	10.76%
Based on market price	12.77%	(8.80)%	(16.79)%(d)	16.66%	(3.19)%	13.47%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.08%	3.07%	1.58%(f)	1.34%	1.77%	2.29%
Total expenses after fees waived and/or reimbursed	3.02%	3.06%	1.58%(f)	1.34%	1.77%	2.29%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.76%	0.85%	0.86%(f)	0.84%	0.85%	0.87%
Net investment income to Common Shareholders	3.62%	3.37%	4.18%(f)	4.17%	4.48%	4.74%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$510,547	$505,761	$542,470	$653,755	$622,750	$637,636
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$153,600	$243,800	$243,800	$243,800	$243,800	$243,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$322,905 (h)	$287,855 (h)	$260,636 (h)	$368,152 (i)	$355,435 (i)	$361,541 (i)
TOB Trust Certificates, end of period (000)	$75,443	$25,430	$93,902	$106,029	$97,266	$100,463
Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$9,803	$30,475	$9,373	N/A	N/A	N/A
Portfolio turnover rate	37%	37%	26%	13%	18%	31%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MVT
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$12.36	$12.91	$12.91	$15.60	$13.60	$14.87
Net investment income(a)	0.43	0.42	0.13	0.65	0.72	0.68
Net realized and unrealized gain (loss)	0.14	(0.52)	0.03	(2.64)	1.97	(1.27)
Net increase (decrease) from investment operations	0.57	(0.10)	0.16	(1.99)	2.69	(0.59)
Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.38)	(0.16)	(0.70)	(0.69)	(0.68)
Return of capital	(0.05)	(0.07)	—	—	—	—
Total distributions to Common Shareholders	(0.53)	(0.45)	(0.16)	(0.70)	(0.69)	(0.68)
Net asset value, end of period	$12.40	$12.36	$12.91	$12.91	$15.60	$13.60
Market price, end of period	$11.04	$10.66	$12.04	$11.89	$15.15	$12.55
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.47%	(0.14)%	1.31%(d)	(13.19)%	20.22%	(4.21)%
Based on market price	8.88%	(7.65)%	2.58%(d)	(17.67)%	26.52%	(8.02)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.13%	3.41%	2.26%(f)(g)	1.49%	1.47%	2.14%
Total expenses after fees waived and/or reimbursed	3.07%	3.40%	2.26%(f)(g)	1.49%	1.47%	2.13%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.79%	0.92%	0.96%(f)(g)	0.90%	0.90%	0.89%
Net investment income to Common Shareholders	3.57%	3.45%	4.24%(g)	4.28%	4.75%	4.51%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$258,638	$260,771	$275,901	$275,829	$332,905	$290,223
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$77,700	$140,000	$140,000	$140,000	$140,000	$140,000
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$319,704 (i)	$280,704 (i)	$243,146 (i)	$297,021 (j)	$337,789 (j)	$307,302 (j)
TOB Trust Certificates, end of period (000)	$40,021	$4,308	$52,740	$60,726	$57,997	$56,198
Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$9,404	$94,029	$8,886	N/A	N/A	N/A
Portfolio turnover rate	38%	51%	4%	14%	13%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.31%, 2.31% and 1.01%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MQT
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$11.71	$12.30	$12.17	$14.58	$13.02	$13.77
Net investment income(a)	0.43	0.45	0.14	0.62	0.65	0.57
Net realized and unrealized gain (loss)	0.04	(0.56)	0.15	(2.38)	1.53	(0.78)
Net increase (decrease) from investment operations	0.47	(0.11)	0.29	(1.76)	2.18	(0.21)
Distributions to Common Shareholders(b)
From net investment income	(0.47)	(0.45)	(0.16)	(0.65)	(0.62)	(0.54)
Return of capital	(0.06)	(0.03)	—	—	—	—
Total distributions to Common Shareholders	(0.53)	(0.48)	(0.16)	(0.65)	(0.62)	(0.54)
Net asset value, end of period	$11.65	$11.71	$12.30	$12.17	$14.58	$13.02
Market price, end of period	$10.52	$10.17	$11.94	$11.08	$13.92	$11.99
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.87%	(0.25)%	2.45%(d)	(12.49)%	17.24%	(1.41)%
Based on market price	9.03%	(10.76)%	9.24%(d)	(16.55)%	21.55%	1.97%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.27%	3.14%	2.21%(f)(g)	1.46%	1.47%	2.29%
Total expenses after fees waived and/or reimbursed	3.21%	3.14%	2.20%(f)(g)	1.46%	1.47%	2.29%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.81%	0.90%	0.97%(f)(g)	0.90%	0.91%	0.92%
Net investment income to Common Shareholders	3.74%	3.91%	4.66%(g)	4.38%	4.57%	4.04%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$258,093	$262,314	$277,927	$275,030	$328,873	$293,673
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$78,600	$116,500	$116,500	$116,500	$116,500	$116,500
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$309,251 (i)	$291,013 (i)	$247,340 (i)	$336,077 (j)	$382,294 (j)	$352,080 (j)
TOB Trust Certificates, end of period (000)	$44,741	$20,828	$72,129	$76,171	$80,614	$82,178
Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$8,525	$19,188	$6,468	N/A	N/A	N/A
Portfolio turnover rate	42%	41%	8%	16%	8%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.25%, 2.25% and 1.01%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On October 30, 2023, the Boards of Directors/Trustees of BKN, BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), BlackRock MuniYield Pennsylvania Quality Fund (MPA), and BlackRock Virgina Municipal Bond Trust (BHV) (collectively, the "Target Funds") and the Board of Directors of BlackRock Muniyield Quality Fund III, Inc. (MYI) announced the withdrawal of merger proposals that were previously approved by the Boards of Directors/Trustees pursuant to which each of the Target Funds would have been merged into MYI, with MYI contnuing as the surviving fund. While the Board of Directors believe that the mergers would have benefited shareholders for the reasons discussed in the proxy statement, it was determined that the proxy solicitation process and associated costs would be more burdensome and expensive as a result of opposition from an activist shareholder, making the mergers no longer in the best interests of each Fund’s shareholders.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or
Notes to Financial Statements

Notes to Financial Statements  (continued)

funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s, MVT’s and MQT’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$ 926,209	$ 100,202	$ 40,592	$ 1,067,003
BFK	2,703,923	293,383	108,309	3,105,615
BLE	2,311,164	243,850	102,703	2,657,717
MHD	2,701,325	289,256	129,353	3,119,934
MVF	1,995,255	219,417	79,549	2,294,221

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MVT	$ 846,124	$ 90,408	$ 36,519	$ 973,051
MQT	1,405,771	157,912	60,444	1,624,127
For the year ended July 31, 2024, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$ 74,131,878	$ 34,892,828	3.61% — 3.91%	$ 26,746,210	3.99%
BFK	226,178,396	106,689,984	3.61 — 3.71	79,710,999	3.89
BLE	181,032,689	94,485,499	3.63 — 3.91	66,963,401	3.97
MHD	221,459,734	102,482,179	3.61 — 3.91	78,453,798	3.98
MVF	127,845,337	75,443,088	3.61 — 3.67	58,096,037	3.95
MVT	78,957,912	40,020,586	3.63 — 3.91	24,913,944	3.91
MQT	93,315,215	44,740,812	3.63 — 3.91	40,213,383	4.04

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2024.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, BKN, BFK and BLE, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:
	BKN	BFK	BLE
Investment advisory fees	0.35%	0.60%	0.55%
Notes to Financial Statements

Notes to Financial Statements  (continued)

For such services, MHD, MVF, MVT and MQT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MHD	MVF	MVT	MQT
Investment advisory fees	0.55%	0.50%	0.50%	0.50%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
Distribution Fees: BKN, BFK and BLE have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKN, BFK and BLE common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKN’s, BFK’s and BLE’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended July 31, 2024 amounted to $0, $0 and $0, respectively.
Administration:  BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.
Expense Waivers and Reimbursements:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$ 6,243
BFK	13,343
BLE	25,117
MHD	25,491
MVF	25,225
MVT	11,524
MQT	9,501
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Funds’ Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
With respect to each Fund, effective May 1, 2024, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. In addition, each Fund received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$ 123,939
BFK	318,983
BLE	340,404
MHD	418,142
MVF	280,976
MVT	142,274
MQT	143,380
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
Other Transactions:  During the year ended July 31, 2024, MHD received reimbursement of $10,016 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

7.
 PURCHASES AND SALES
For the year ended July 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
BKN	$ 135,343,545	$ 173,635,561
BFK	706,039,781	707,270,482
BLE	263,984,762	311,129,489
MHD	543,242,467	576,106,272
MVF	296,782,137	261,020,270
MVT	136,860,552	157,083,718
MQT	155,740,842	168,527,687
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BKN	$ (42,291)	$ 42,291
BLE	(32,081)	32,081
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/24	Year Ended 07/31/23
BKN
Tax-exempt income	$ 13,315,399	$ 13,783,182
Ordinary income	12,985	25,893
Return of capital	1,505,489	1,409,697
	$ 14,833,873	$ 15,218,772
BFK
Tax-exempt income	$ 30,039,951	$ 26,882,699
Ordinary income	34,922	73,514
Return of capital	2,262,773	3,249,626
	$ 32,337,646	$ 30,205,839
BLE
Tax-exempt income	$ 33,609,412	$ 31,254,146
Ordinary income	45,739	202,015
Return of capital	3,329,207	3,788,120
	$ 36,984,358	$ 35,244,281
MHD
Tax-exempt income	$ 40,356,520	$ 40,242,644
Ordinary income	82,907	251,466
Return of capital	1,547,916	1,263,297
	$ 41,987,343	$ 41,757,407
MVF
Tax-exempt income	$ 28,550,135	$ 26,302,068
Ordinary income	632	39,280
Return of capital	983,499	2,175,326
	$ 29,534,266	$ 28,516,674
Notes to Financial Statements

Notes to Financial Statements  (continued)

Fund Name	Year Ended 07/31/24	Year Ended 07/31/23
MVT
Tax-exempt income	$ 14,871,853	$ 13,669,851
Ordinary income	10,400	97,637
Return of capital	999,007	1,423,236
	$ 15,881,260	$ 15,190,724
MQT
Tax-exempt income	$ 14,928,484	$ 14,859,158
Ordinary income	23,592	64,831
Return of capital	1,309,812	708,109
	$ 16,261,888	$ 15,632,098
As of July 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BKN	$ (28,159,225)	$ 15,675,834	$ (12,483,391)
BFK	(98,828,240)	23,442,562	(75,385,678)
BLE	(89,909,503)	18,932,028	(70,977,475)
MHD	(115,258,170)	33,351,085	(81,907,085)
MVF	(65,431,026)	11,133,362	(54,297,664)
MVT	(34,985,448)	10,819,510	(24,165,938)
MQT	(32,128,148)	16,471,602	(15,656,546)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the deferral of compensation to Trustees and the realization for tax purposes of unrealized gains(losses) on certain futures contracts.

As of July 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$ 276,482,579	$ 19,656,726	$ (2,967,447)	$ 16,689,279
BFK	647,463,721	30,694,848	(4,916,202)	25,778,646
BLE	733,875,075	26,333,241	(4,785,105)	21,548,136
MHD	891,499,033	41,572,486	(5,371,024)	36,201,462
MVF	647,419,079	16,614,023	(3,486,975)	13,127,048
MVT	330,197,034	12,963,924	(1,090,912)	11,873,012
MQT	318,690,864	19,087,490	(1,530,307)	17,557,183
9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such
Notes to Financial Statements

Notes to Financial Statements  (continued)

non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
10.
 CAPITAL SHARE TRANSACTIONS
BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares.  BFK and BLE are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for BKN’s Common Shares is $0.01. The par value of BFK and BLE Common Shares is $0.001. The par value for BKN’s Preferred Shares outstanding is $0.01. The par value for BFK and BLE Preferred Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MHD, MVT and MQT are each authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for MHD, MVT and MQT Common Shares is $0.10. The par value for MHD, MVT and MQT Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Fund Name	07/31/24	07/31/23
BKN	—	10,958
MQT	—	13,932
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.
The total cost of the shares repurchased is reflected in each Fund’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	BKN
	Shares	Amounts
Year Ended July 31, 2024	233,302	$ 2,461,995
Year Ended July 31, 2023	180,126	2,064,795

	BFK
	Shares	Amounts
Year Ended July 31, 2024	592,796	$ 5,545,723
Year Ended July 31, 2023	593,445	5,916,445

	BLE
	Shares	Amounts
Year Ended July 31, 2024	545,996	$ 5,278,307
Year Ended July 31, 2023	583,612	6,114,272

	MHD
	Shares	Amounts
Year Ended July 31, 2024	637,511	$ 6,897,831
Year Ended July 31, 2023	577,661	6,750,046

	MVF
	Shares	Amounts
Year Ended July 31, 2024	604,049	$ 3,869,138
Year Ended July 31, 2023	785,973	5,324,949

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

	MVT
	Shares	Amounts
Year Ended July 31, 2024	244,533	$ 2,399,715
Year Ended July 31, 2023	263,847	2,806,926

	MQT
	Shares	Amounts
Year Ended July 31, 2024	239,935	$ 2,265,141
Year Ended July 31, 2023	223,466	2,280,782
BKN, BFK and BLE have filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 10,000,000 and 15,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, BKN, BFK and BLE, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,634,875, 9,998,351 and 14,822,320 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the year ended July 31, 2024, Common Shares issued and outstanding under the Shelf Offering remained constant. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BKN, BFK and BLE in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
On May 3, 2024, the Board approved MVF’s adoption of a discount management program (the “Program”) that is comprised of six 3-month measurement periods, expiring with the measurement period ending September 30, 2025, unless continued by the Board. Under the Program, the Fund intends to offer to repurchase a portion of its common shares via tender offer if the Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. The Board approved the Fund offering to repurchase 2.5% of its outstanding common shares for the first measurement period, which began on April 1, 2024 and ended on June 30, 2024, as the discount trigger was met. The results of the second through sixth measurement periods, and any action approved by the Board as a result, will be announced promptly after the end of each applicable measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer that is executed and there can be no assurance as to the effect that the Program will have on the market for the Fund’s shares or the discount at which the Fund’s shares may trade relative to its NAV.
As a result of the discount trigger being met during the first measurement period under the Program, MVF conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired. The tender offer expired on August 21, 2024 and the results of the tender offers were as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	26,471,815	41.7%	1,586,158	2.5%	$7.9086	$12,544,289

(a)	Date the tender offer period began.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VMTP Shares
Each Fund (for purposes of this section, each a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares
Notes to Financial Statements

Notes to Financial Statements  (continued)

are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:
Fund Name	Issue Date(a)	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/20/23	678	$ 67,800,000	07/02/25	Aa1	AA
BFK	12/20/23	1,541	154,100,000	07/02/25	Aa1	AA
BLE	12/20/23	1,741	174,100,000	07/02/25	Aa1	AA
MHD	12/20/23	2,140	214,000,000	07/02/25	Aa1	AA
MVF	12/20/23	1,536	153,600,000	07/02/25	Aa1	AA
MVT	12/20/23	777	77,700,000	07/02/25	Aa1	AA
MQT	12/20/23	786	78,600,000	07/02/25	Aa1	AA

(a)
On December 20, 2023, each VMTP Fund issued VMTP Shares and used the proceeds of the issuance to redeem all of their respective outstanding VMTP Shares. The newly-issued
VMTP Shares and the redeemed VMTP Shares have substantially similar terms.

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended.  There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to each Fund, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.
For the year ended July 31, 2024, the average annualized dividend rates for the VMTP Shares were as follows:
	BKN	BFK	BLE	MHD	MVF	MVT	MQT
Dividend rates	5.06%	5.04%	5.04%	5.02%	5.01%	5.06%	5.00%
For the year ended  July 31, 2024, VMTP shares issued and outstanding decreased by the following amounts as a result of redemption of shares.
Fund Name	Shares Redeemed
BKN	581
BFK	1,167
BLE	1,286
MHD	1,338
MVF	902
MVT	623
MQT	379
Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares,  which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
BKN	$ 4,243,666	$ —

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Dividends	Deferred Offering Costs Amortization
BFK	$ 9,393,630	$ —
BLE	10,565,968	—
MHD	12,605,743	—
MVF	8,944,332	—
MVT	4,800,596	—
MQT	4,451,502	—
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	08/01/24	08/15/24	09/03/24	$ 0.057000
	09/03/24	09/16/24	10/01/24	0.057000
	09/12/24	10/15/24	11/01/24	0.057000
BFK	08/01/24	08/15/24	09/03/24	0.050000
	09/03/24	09/16/24	10/01/24	0.050000
	09/12/24	10/15/24	11/01/24	0.050000
BLE	08/01/24	08/15/24	09/03/24	0.052000
	09/03/24	09/16/24	10/01/24	0.052000
	09/12/24	10/15/24	11/01/24	0.054000
MHD	08/01/24	08/15/24	09/03/24	0.052500
	09/03/24	09/16/24	10/01/24	0.052500
	09/12/24	10/15/24	11/01/24	0.059500
MVF	08/01/24	08/15/24	09/03/24	0.030000
	09/03/24	09/16/24	10/01/24	0.030000
	09/12/24	10/15/24	11/01/24	0.036000
MVT	08/01/24	08/15/24	09/03/24	0.050500
	09/03/24	09/16/24	10/01/24	0.050500
	09/12/24	10/15/24	11/01/24	0.054000
MQT	08/01/24	08/15/24	09/03/24	0.049000
	09/03/24	09/16/24	10/01/24	0.049000
	09/12/24	10/15/24	11/01/24	0.051000
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BKN	VMTP	W-7	$ 281,620
BFK	VMTP	W-7	640,083
BLE	VMTP	W-7	723,157
MHD	VMTP	W-7	888,889
MVF	VMTP	W-7	638,007
MVT	VMTP	W-7	322,742
MQT	VMTP	W-7	326,480

(a)	Dividends declared for period August 1, 2024 to August 31, 2024.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc.	For each of the two years in the period ended July 31, 2024, for the period from May 1, 2022 through July 31, 2022, and for each of the three years in the period ended April 30, 2022
BlackRock Municipal Income Trust II and BlackRock MuniVest Fund, Inc.	For each of the two years in the period ended July 31, 2024, for the period from September 1, 2021 through July 31, 2022, and for each of the three years in the period ended August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
September 20, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2024:
Fund Name	Exempt-Interest Dividends
BKN	$ 12,334,666
BFK	27,847,209
BLE	31,127,605
MHD	37,619,085
MVF	26,646,745
MVT	13,818,351
MQT	13,844,851
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2024:
Fund Name	Interest Dividends
BKN	$ 12,985
BFK	34,922
BLE	45,739
MHD	82,907
MVF	632
MVT	10,400
MQT	21,645
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2024:
Fund Name	Interest- Related Dividends
BKN	$ 12,985
BFK	34,922
BLE	45,739
MHD	82,907
MVF	632
MVT	10,400
MQT	21,645
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Municipal Income Trust (“BFK”), BlackRock Municipal Income Trust II (“BLE”) BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniVest Fund, Inc. (“MVF”), BlackRock MuniVest Fund II, Inc. (“MVT”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively, the “Funds” and each, a “Fund”) met on May 3, 2024 (the “May Meeting”) and June 6-7, 2024 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BKN’s, BFK’s and BLE’s equity shelf programs, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on net asset value (“NAV”), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV.  Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BKN’s performance relative to BKN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BKN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BKN, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BFK’s performance relative to BFK’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFK generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFK, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BFK’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BLE’s performance relative to BLE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BLE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BLE, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MHD’s performance relative to MHD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHD generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MHD’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MVF’s performance relative to MVF’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVF generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVF, and that BlackRock has explained its rationale for this belief to the Board.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered MVT’s performance relative to MVT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVT generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MVT’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MQT’s performance relative to MQT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQT, and that BlackRock has explained its rationale for this belief to the Board.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition.  The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BKN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BKN’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BKN will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that BFK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BFK’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BFK’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BFK will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BLE’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BLE’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BLE will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MHD’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MHD’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MHD will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MVF’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MVF’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MVF will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MVT’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MVT’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MVT will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MQT’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MQT’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MQT will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase.  The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BKN, BFK and BLE may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each of BKN’s, BFK’s and BLE’s assets will occur primarily through the appreciation of its investment portfolio.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
The Fund’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Fund will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.
In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock Municipal Income Trust (BFK)
The Fund’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock Municipal Income Trust II (BLE)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

alternative minimum tax). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade Municipal Bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock MuniHoldings Fund, Inc. (MHD)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund may invest directly in such securities or synthetically through the use of derivatives.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniVest Fund, Inc. (MVF)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings.
BlackRock MuniVest Fund II, Inc. (MVT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s outstanding variable rate muni term preferred shares (the “VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.
Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Managers’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:  The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
BlackRock MuniYield Quality Fund II, Inc. (MQT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
The Fund is permitted to authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk (BLE and MVF): Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BKN and MQT): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Defensive Investing Risk (BKN, BFK and MQT): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (BKN, BFK and MQT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (BKN, BFK, BLE, MVF and MQT): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BFK and BLE): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Preferred Securities Risk (BFK): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)

The following information is presented for BKN, BFK and BLE, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BKN’s common shares.
BKN
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.04%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.52%
Other expenses	2.79
Miscellaneous	0.38
Interest expense(e)	2.41
Acquired fund fees and expenses(f)	0.01
Total annual expenses(f)	3.32
Fee waivers(d)	—
Total annual Fund operating expenses after fee waivers(d)	3.32
(a)If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.
(b)Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by BKN. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)BKN currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BKN (including any assets attributable to money borrowed for investment purposes) minus the sum of BKN’s accrued liabilities (other than money borrowed for investment purposes).
(d)BKN and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BKN’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BKN pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BKN (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BKN (the “Independent Trustees”)) or a majority of the outstanding voting securities of BKN), upon 90 days’ written notice by BKN to the Manager.
(e)Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 31% of managed assets, which is the total assets of BKN, including any assets attributable to VMTP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to BKN of 5.62%, which is based on current market conditions. The actual amount of interest expense borne by BKN will vary over time in accordance with the level of BKN’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of BKN for accounting purposes.

BKN uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BKN when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BKN’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense) are 0.85%, which is based on current market conditions. The actual amount of interest expense borne by BKN will vary over time in accordance with the level of BKN’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BKN for accounting purposes.
(f)The total annual expenses do not correlate to the ratios to average net assets shown in BKN’s Financial Highlights for the year ended July 31, 2024, which do not include acquired fund fees and expenses.
The following example illustrates BKN’s expenses (including the sales load of $10.00 and offering costs of $0.41) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.32% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 44	$ 111	$ 182	$ 368
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BKN’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update (unaudited)(continued)

BlackRock Municipal Income Trust (BFK)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BFK’s common shares.
BFK
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.04%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.92%
Other expenses	2.60
Miscellaneous	0.08
Interest expense(e)	2.52
Acquired fund fees and expenses(f)	0.01
Total annual expenses(f)	3.53
Fee waivers(d)	—
Total annual Fund operating expenses after fee waivers(d)	3.53
(a)If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.
(b)Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by BFK. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)BFK currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BFK (including any assets attributable to money borrowed for investment purposes) minus the sum of BFK’s accrued liabilities (other than money borrowed for investment purposes).
(d)BFK and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BFK’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BFK pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BFK (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BFK (the “Independent Trustees”)) or a majority of the outstanding voting securities of BFK), upon 90 days’ written notice by BFK to the Manager.
(e)Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 34% of managed assets, which is the total assets of BFK, including any assets attributable to VMTP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to BFK of 5.35%, which is based on current market conditions. The actual amount of interest expense borne by BFK will vary over time in accordance with the level of BFK’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of BFK for accounting purposes.

BFK uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BFK when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BFK’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense) are 0.94, which is based on current market conditions. The actual amount of interest expense borne by BFK will vary over time in accordance with the level of BFK’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BFK for accounting purposes.
(f)The total annual expenses do not correlate to the ratios to average net assets shown in BFK’s Financial Highlights for the year ended July 31, 2024, which do not include acquired fund fees and expenses.
The following example illustrates BFK’s expenses (including the sales load of $10.00 and offering costs of $0.45) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.53% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 46	$ 118	$ 192	$ 387
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BFK’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

BlackRock Municipal Income Trust II (BLE)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BLE’s common shares.
BLE
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.82%
Other expenses	2.40
Miscellaneous	0.07
Interest expense(e)	2.33
Acquired fund fees and expenses(f)	0.01
Total annual expenses(f)	3.23
Fee waivers(d)	—
Total annual Fund operating expenses after fee waivers(d)	3.23
(a)BLE shareholders will pay all offering expenses involved with this offering.
(b)Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BLE. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if direct the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)BLE currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.55% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BLE (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).
(d)BLE and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the management fee with respect to any portion of BLE’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its management fees by the amount of investment advisory fees BLE pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BLE (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust or a majority of the outstanding voting securities of BLE), upon 90 days’ written notice by BLE to the Manager.
(e)Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 32% of Managed Assets at an annual cost of leverage to BLE of 5.49%, which is based on current market conditions. The actual amount of interest expense borne by BLE will vary over time in accordance with the level of BLE’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of BLE for accounting purposes.

BLE uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BLE when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BLE’s leverage strategy, the total annual Trust operating expenses after fee waivers (excluding interest expense) are 0.83%.
(f)The total annual expenses do not correlate to the ratios to average net assets shown in BLE’s Financial Highlights for the year ended July 31, 2024, which do not include acquired fund fees and expenses.
The following example illustrates BLE’s expenses (including the sales load of $10.00 and offering costs of $0.23) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.23% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 42	$ 109	$ 177	$ 360
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BLE’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update (unaudited)(continued)

Share Price Data
The following tables summarize each Fund’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices.  The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BKN — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2024	$ 12.28	$ 11.64	$ 12.99	$ 12.67	(5.47)%	(8.13)%	2,345,223
April 30, 2024	12.51	11.69	13.08	13.08	(4.36)	(10.63)	2,544,519
January 31, 2024	12.05	9.89	13.30	11.58	(9.40)	(14.59)	4,532,185
October 31, 2023	11.77	9.60	13.13	11.55	(10.36)	(16.88)	3,633,652
July 31, 2023	11.77	11.11	13.18	12.81	(10.70)	(13.27)	3,696,241
April 30, 2023	13.05	11.54	13.43	13.12	(2.83)	(12.04)	4,141,395
January 31, 2023	12.81	10.88	12.99	11.90	(1.39)	(8.57)	5,387,216
October 31, 2022	16.19	10.86	13.76	11.79	17.66	(7.89)	2,997,779
As of July 31, 2024, BKN’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $12.19, $13.07, and (6.73)%, respectively.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BFK — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2024	$ 10.24	$ 9.89	$ 11.45	$ 11.22	(10.57)%	(11.85)%	5,823,385
April 30, 2024	10.45	9.92	11.61	11.25	(9.99)	(11.82)	5,433,416
January 31, 2024	10.32	8.84	11.62	10.42	(11.19)	(15.16)	10,161,534
October 31, 2023	10.07	8.59	11.60	10.40	(13.19)	(17.40)	9,024,593
July 31, 2023	10.12	9.60	11.73	11.29	(13.73)	(14.97)	6,949,430
April 30, 2023	10.73	9.86	11.91	11.47	(9.91)	(14.04)	6,869,150
January 31, 2023	10.61	9.08	11.81	10.41	(10.16)	(12.78)	11,040,438
October 31, 2022	11.50	9.06	12.21	10.30	(5.81)	(12.04)	10,312,329
As of July 31, 2024, BFK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.23, $11.43, and (10.50)%, respectively.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BLE — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2024	$ 10.91	$ 10.38	$ 12.16	$ 11.81	(10.28)%	(12.11)%	5,230,249
April 30, 2024	10.88	10.35	12.28	11.91	(11.40)	(13.10)	5,454,956
January 31, 2024	10.89	9.08	12.30	10.68	(11.46)	(14.98)	9,025,536
October 31, 2023	10.44	8.81	12.02	10.64	(13.14)	(17.20)	7,928,811
July 31, 2023	10.54	9.96	12.17	11.69	(13.39)	(14.80)	6,080,318
April 30, 2023	11.06	10.25	12.38	11.72	(10.66)	(12.54)	6,088,596
January 31, 2023	11.09	9.49	12.29	10.82	(9.76)	(12.29)	11,943,475
October 31, 2022	11.95	9.43	12.60	10.64	(5.16)	(11.37)	9,345,902
As of July 31, 2024, BLE’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.86, $12.15, and (10.62)%, respectively.
Common shares of BKN and BFK have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Senior Securities
The following tables set forth information regarding BKN’s, BFK’s and BLE’s outstanding senior securities as of the end of each Fund’s last ten fiscal years, as applicable.  Each of BKN’s, BFK’s and BLE’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.
BKN — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	Liquidation Preference(a)	Average Market Value (000)	Type of Senior Security
July 31, 2024	$ 34,893	$ 9,386 (b)	$ N/A	$ 26,746 (c)	TOBs
July 31, 2024	67,800	318,920 (d)	100,000	N/A	VMTPShares
July 31, 2023	6,819	53,248 (b)	N/A	19,505 (c)	TOBs
July 31, 2023	125,900	273,583 (d)	100,000	N/A	VMTPShares
July 31, 2022	44,306	9,345 (b)	N/A	44,959 (c)	TOBs
July 31, 2022	125,900	243,263 (d)	100,000	N/A	VMTPShares
April 30, 2022	125,900	288,757 (e)	100,000	N/A	VMTPShares
April 30, 2021	125,900	328,280 (e)	100,000	N/A	VMTPShares
April 30, 2020	125,900	303,244 (e)	100,000	N/A	VMTPShares
April 30, 2019	125,900	315,017 (e)	100,000	N/A	VMTPShares
April 30, 2018	125,900	308,259 (e)	100,000	N/A	VMTPShares
April 30, 2017	125,900	310,128 (e)	100,000	N/A	VMTPShares
April 30, 2016	125,900	329,549 (e)	100,000	N/A	VMTPShares
April 30, 2015	125,900	319,467 (e)	100,000	N/A	VMTPShares

BFK — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	Liquidation Preference(a)	Average Market Value (000)	Type of Senior Security
July 31, 2024	$ 106,690	$ 7,142 (b)	$ N/A	$ 79,711 (c)	TOBs
July 31, 2024	154,100	292,178 (d)	100,000	N/A	VMTPShares
July 31, 2023	0	0 (b)	N/A	39,558 (c)	TOBs
July 31, 2023	270,800	291,388 (d)	100,000	N/A	VMTPShares
July 31, 2022	100,175	9,181 (b)	N/A	99,657 (c)	TOBs
July 31, 2022	270,800	247,905 (d)	100,000	N/A	VMTPShares
April 30, 2022	270,800	302,073 (e)	100,000	N/A	VMTPShares
April 30, 2021	270,800	344,495 (e)	100,000	N/A	VMTPShares
April 30, 2020	270,800	313,740 (e)	100,000	N/A	VMTPShares
April 30, 2019	270,800	334,518 (e)	100,000	N/A	VMTPShares
April 30, 2018	270,800	331,390 (e)	100,000	N/A	VMTPShares
April 30, 2017	270,800	335,616 (e)	100,000	N/A	VMTPShares
April 30, 2016	270,800	351,293 (e)	100,000	N/A	VMTPShares
April 30, 2015	270,800	346,330 (e)	100,000	N/A	VMTPShares

BLE — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	Liquidation Preference(a)	Average Market Value (000)	Type of Senior Security
July 31, 2024	$ 94,485	$ 8,979 (b)	$ N/A	$ 66,963 (c)	TOBs
July 31, 2024	174,100	315,862 (d)	100,000	N/A	VMTPShares
July 31, 2023	33,812	27,213 (b)	N/A	64,345 (c)	TOBs
July 31, 2023	302,700	273,428 (d)	100,000	N/A	VMTPShares
July 31, 2022	113,752	9,073 (b)	N/A	134,008 (c)	TOBs
July 31, 2022	302,700	247,830 (d)	100,000	N/A	VMTPShares
August 31, 2021	302,700	343,975 (e)	100,000	N/A	VMTPShares
August 31, 2020	151,300	330,223 (e)	100,000	N/A	VMTPShares
August 31, 2019	151,300	335,723 (e)	100,000	N/A	VMTPShares
August 31, 2018	151,300	326,330 (e)	100,000	N/A	VMTPShares
August 31, 2017	151,300	335,890 (e)	100,000	N/A	VMTPShares
August 31, 2016	151,300	350,213 (e)	100,000	N/A	VMTPShares
August 31, 2015	151,300	336,529 (e)	100,000	N/A	VMTPShares
August 31, 2014	151,300	339,946 (e)	100,000	N/A	VMTPShares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of VMTP Shares in preference to common shareholders, expressed as a dollar amount per preferred share.  VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(c)	Represents weighted average daily market value of TOBs.
(d)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

Shareholder Update

Shareholder Update (unaudited)(continued)

(e)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BKN’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BKN.
	BKN
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/19	04/30/18	04/30/17	04/30/16	04/30/15
Net asset value, beginning of year	$15.26	$15.39	$16.83	$16.09	$15.34
Net investment income(a)	0.71	0.73	0.79	0.88	0.90
Net realized and unrealized gain (loss)	0.46	0.02	(1.12)	0.77	0.80
Net increase (decrease) from investment operations	1.17	0.75	(0.33)	1.65	1.70
Distributions to Common Shareholders(b)
From net investment income	(0.68)	(0.73)	(0.85)	(0.91)	(0.95)
From net realized gain	(0.00)(c)	(0.15)	(0.26)	—	—
Total distributions to Common Shareholders	(0.68)	(0.88)	(1.11)	(0.91)	(0.95)
Net asset value, end of year	$15.75	$15.26	$15.39	$16.83	$16.09
Market price, end of year	$14.31	$13.57	$14.59	$16.94	$15.60
Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.45%	5.34%	(1.84)%	10.92%	11.43%
Based on market price	10.81%	(1.20)%	(7.55)%	15.15%	11.52%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.53%	2.12%	1.84%	1.46%	1.46%
Total expenses after fees waived and/or reimbursed and paid indirectly	2.53%	2.11%	1.84%	1.46%	1.45%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.94%	0.90%	0.90%	0.89%	0.90%
Net investment income to Common Shareholders	4.64%	4.64%	4.87%	5.48%	5.61%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$270,707	$262,198	$264,551	$289,003	$276,308
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900	$125,900	$125,900
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$315,017	$308,259	$310,128	$329,549	$319,467
Borrowings outstanding, end of year (000)	$51,999	$41,043	$30,783	$31,286	$28,685
Portfolio turnover rate	29%	31%	36%	28%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
Shareholder Update

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BFK’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BFK.
	BFK
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/19	04/30/18	04/30/17	04/30/16	04/30/15
Net asset value, beginning of year	$13.98	$14.24	$15.20	$14.91	$14.27
Net investment income(a)	0.68	0.73	0.81	0.87	0.88
Net realized and unrealized gain (loss)	0.21	(0.22)	(0.92)	0.32	0.67
Net increase (decrease) from investment operations	0.89	0.51	(0.11)	1.19	1.55
Distributions to Common Shareholders from net investment income(b)	(0.70)	(0.77)	(0.85)	(0.90)	(0.91)
Net asset value, end of year	$14.17	$13.98	$14.24	$15.20	$14.91
Market price, end of year	$13.79	$12.78	$14.00	$15.44	$14.32
Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.98%	3.74%	(0.78)%	8.57%	11.43%
Based on market price	13.89%	(3.54)%	(3.96)%	14.76%	12.54%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.55%	2.31%	1.99%	1.61%	1.60%
Total expenses after fees waived and/or reimbursed and paid indirectly	2.55%	2.27%	1.98%	1.61%	1.60%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.04%	1.03%	1.06%	1.03%	1.04%
Net investment income to Common Shareholders	4.87%	5.06%	5.45%	5.85%	5.91%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$635,076	$626,604	$638,047	$680,502	$667,063
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$334,518	$331,390	$335,616	$351,293	$346,330
Borrowings outstanding, end of year (000)	$119,624	$128,156	$146,562	$128,554	$122,688
Portfolio turnover rate	19%	9%	13%	7%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

2024 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BLE’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BLE.
	BLE
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/16	08/31/15	08/31/14
Net asset value, beginning of year	$15.17	$16.12	$15.25	$15.48	$13.32
Net investment income(a)	0.76	0.83	0.93	0.92	0.93
Net realized and unrealized gain (loss)	(0.60)	(0.89)	0.87	(0.19)	2.22
Net increase (decrease) from investment operations	0.16	(0.06)	1.80	0.73	3.15
Distributions to Common Shareholders from net investment income(b)	(0.78)	(0.89)	(0.93)	(0.96)	(0.99)
Net asset value, end of year	$14.55	$15.17	$16.12	$15.25	$15.48
Market price, end of year	$13.77	$15.45	$16.34	$14.18	$14.70
Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.35%	(0.18)%	12.21%	5.01%	24.73%
Based on market price	(5.82)%	0.29%	22.33%	2.83%	19.52%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.32%	2.02%	1.62%	1.55%	1.64%
Total expenses after fees waived and paid indirectly	2.31%	2.02%	1.62%	1.55%	1.64%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.98%	0.99%	0.98%	0.98%	1.01%
Net investment income to Common Shareholders	5.12%	5.47%	5.90%	5.94%	6.49%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$342,437	$356,901	$378,572	$357,868	$363,038
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300	$151,300
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$326,330	$335,890	$350,213	$336,529	$339,946
Borrowings outstanding, end of year (000)	$67,497	$71,274	$77,130	$68,692	$68,692
Portfolio turnover rate	7%	9%	7%	10%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
Shareholder Update

Automatic Dividend Reinvestment Plan

Pursuant to BKN, BFK, BLE, MHD, MVF, MVT and MQT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BKN, BFK, BLE, MHD, MVF, MVT and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BKN, BFK and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHD, MVF, MVT and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2024 BlackRock Annual Report to Shareholders

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	68 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			70 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			70 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			68 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			68 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	68 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)
Director and Officer Information

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			70 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Consultant, Posit PBC (enterprise data science) since
2020; Director, ScotiaBank (U.S.) from 2020 to 2023;
Chairman, Chief Executive Officer and President of
OppenheimerFunds, Inc. from 2015, 2014 and 2013,
respectively to 2019; Trustee, President and Principal
Executive Officer of 104 OppenheimerFunds funds from
2014 to 2019; Portfolio manager of various
OppenheimerFunds fixed income mutual funds from
1986 to 2014.
			70 RICs consisting of 105 Portfolios	Trustee of 104 Oppenheimer Funds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about BKN’s, BFK’s and BLE’s Directors and Officers is available in BKN’s, BFK’s and BLE’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective December 31, 2023, Frank Fabozzi retired as Director of the Funds.
Effective January 19, 2024, Arthur Steinmetz became an Independent Director of the Funds.
Director and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 26, 2024 for shareholders of record on May 28, 2024  to elect director nominees for each Fund.  There were no broker non-votes with regard to any of the Funds.
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MQT	13,734,909	5,496,205	18,244,485	986,629	786	0
BKN	9,610,188	3,971,867	12,908,939	673,116	678	0
BFK	36,086,075	907,581	36,181,349	812,307	1,541	0
MHD	35,898,097	11,015,926	45,272,791	1,641,232	2,140	0
MVT	13,474,859	3,933,874	16,421,350	987,383	777	0
BLE	37,198,427	1,371,809	37,271,934	1,298,302	1,741	0
MVF	44,209,738	12,909,007	55,819,433	1,299,312	1,536	0

(a)	Voted on by holders of Preferred Shares only.
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital.  The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds, other than BKN, BFK and BLE, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
BKN’s, BFK’s and BLE’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKN, BFK and BLE only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKN, BFK and BLE only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for BKN, BFK and BLE only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BKN, BFK and BLE may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BKN, BFK and BLE may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKN’s, BFK’s and BLE’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BKN, BFK and BLE to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BKN, BFK and BLE each filed a final prospectus with the SEC in connection with its Shelf Offering on June 6, 2022, March 17, 2022 and November 17, 2021, respectively. This report and the prospectuses of BKN, BFK and BLE are not offers to sell BKN, BFK and BLE Common Shares or solicitations of an offer to buy BKN, BFK and BLE Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BKN, BFK and BLE contain important information about BKN, BFK and BLE, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BKN, BFK and BLE carefully and in their entirety before investing. Copies of the final prospectuses for BKN, BFK and BLE can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
Additional Information

Additional Information (continued)

BlackRock Privacy Principles (continued)
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

2024 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
CR	Custodian Receipt
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bond
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
UT	Unlimited Tax
Glossary of Terms Used in This Report

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI7-07/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Fund, Inc.	$32,538	$32,538	$0	$0	$15,600	$15,600	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Fund, Inc.	$15,600	$16,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as  Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as  Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. O’Connor, Romaglino, and Kalinoski have been members of the registrant’s portfolio management team since 2006, 2022 and 2022, respectively. Messrs. Maloney, Soccio and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2006 to 2010.

(a)(2) As of July 31, 2024 :

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	33	0	0	0	0	0
	$31.01 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$16.72 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	34	0	0	0	0	0
	$34.47 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	39	0	0	0	0	0
	$40.63 Billion	$0	$0	$0	$0	$0
Philip Soccio, CFA	34	0	0	0	0	0
	$27.86 Billion	$0	$0	$0	$0	$0
Kristi Manidis	36	0	2	0	0	0
	$24.88 Billion	$0	$864.2 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc., or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a

401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Christian Romaglino, CFA	None
Michael Kalinoski, CFA	$1-$10,000
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund, Inc.

Date: September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund, Inc.

Date: September 20, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Fund, Inc.

Date: September 20, 2024